                                                                   EXHIBIT 10.51


                          219 PERIMETER CENTER PARKWAY
                                ATLANTA, GEORGIA

















                             OFFICE LEASE AGREEMENT


                                     BETWEEN


       EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY
                                  ("LANDLORD")


                                       AND


           NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP
                                   ("TENANT")

                                TABLE OF CONTENTS

I. BASIC LEASE INFORMATION.................................................1

II. LEASE GRANT............................................................3

III. POSSESSION............................................................3

IV. RENT...................................................................4

V. COMPLIANCE WITH LAWS; USE..............................................10

VI. SECURITY DEPOSIT......................................................10

VII. SERVICES TO BE FURNISHED BY LANDLORD.................................11

VIII. LEASEHOLD IMPROVEMENTS..............................................12

IX. REPAIRS AND ALTERATIONS...............................................12

X. USE OF ELECTRICAL SERVICES BY TENANT...................................14

XI. ENTRY BY LANDLORD.....................................................14

XII. ASSIGNMENT AND SUBLETTING............................................15

XIII. LIENS...............................................................17

XIV. INDEMNITY AND WAIVER OF CLAIMS.......................................17

XV. INSURANCE.............................................................17

XVI. SUBROGATION..........................................................18

XVII. CASUALTY DAMAGE.....................................................18

XVIII. CONDEMNATION.......................................................19

XIX. EVENTS OF DEFAULT....................................................20

XX. REMEDIES..............................................................20

XXI. LIMITATION OF LIABILITY..............................................21

XXII. NO WAIVER...........................................................22

XXIII. QUIET ENJOYMENT....................................................22

XXIV. RELOCATION..........................................................22

XXV.  HOLDING OVER........................................................22

XXVI. SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE....................23

XXVII. ATTORNEYS' FEES....................................................24

XXVIII. NOTICE............................................................24

XXIX. EXCEPTED RIGHTS.....................................................24

XXX. SURRENDER OF PREMISES................................................25

XXXI. MISCELLANEOUS.......................................................25

XXXII. ENTIRE AGREEMENT...................................................27

                             OFFICE LEASE AGREEMENT

         THIS OFFICE LEASE AGREEMENT (the "Lease") is made and entered into as of the ____ day of ___________, 1999, by and between EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP ("Tenant").

I.       BASIC LEASE INFORMATION.

         A. "Building" shall mean the building located at 219 Perimeter Center Parkway, Atlanta, County of DeKalb, State of Georgia, commonly known as 219 Perimeter Center Parkway.

         B. "Rentable Square Footage of the Building" is deemed to be 131,327 square feet.

         C. "Premises A" and "Premises B" shall mean the areas shown on EXHIBIT A-1 and EXHIBIT A-2, respectively. Premises A is located on the 2nd and 3rd floors and known as suite numbers 200 and 300, and Premises B is located on the 1st, 4th and 5th floors and known as suite numbers 110, 111, 400, 410 and 500. The "Rentable Square Footage of Premises A" is deemed to be 46,318 square feet (Suite 200 contains 23,159 rentable square feet and Suite 300 contains 23,159 rentable square feet) and the "Rentable Square Footage of Premises B" is deemed to be 44,468 square feet (Suite 110 contains 6,576 rentable square feet, Suite 111 contains 6,755 rentable square feet, Suite 400 contains 3,381 rentable square feet, Suite 410 contains 12,684 rentable square feet and Suite 500 contains 15,072 rentable square feet). For the period beginning with the Commencement Date (as defined in Section I.G. below) through and including the day immediately preceding the Premises B Commencement Date (as defined in Section I.G. below), the "Premises" shall be defined as Premises A only. For the period on and after the Premises B Commencement Date through the Termination Date, the "Premises" shall be defined, collectively, as Premises A and Premises B and, from and after the Premises B Commencement Date, the Rentable Square Footage of the Premises is deemed to be 90,786 square feet. Premises A and Premises B are sometimes individually or collectively referred to as the "Premises", in accordance with the foregoing. If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered part of the Premises. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct and shall not be remeasured.

         D.       "Base Rent":

                  ---------------------------------------------------------------------------------------
                          Period in           RSF in        Annual Rate       Base Rent      Monthly
                             Term            Premises     Per Square Foot    for Period     Base Rent
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/99 - 07/31/00      46,318           $20.25        $ 703,454.67  $ 78,161.63
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     08/01/00 - 10/31/00      90,786           $20.25        $ 459,604.14  $153,201.38
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/00 - 10/31/01      90,786           $20.66       $1,875,638.76  $156,303.23
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/01 - 10/31/02      90,786           $21.07       $1,912,861.08  $159,405.09
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/02 - 10/31/03      90,786           $21.49       $1,950,991.20  $162,582.60
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/03 - 10/31/04      90,786           $21.92       $1,990,029.12  $165,835.76
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/04 - 10/31/05      90,786           $22.36       $2,029,974.96  $169,164.58
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/05 - 10/31/06      90,786           $22.80       $2,069,920.80  $172,493.40
                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                     11/01/06 - 10/31/07      90,786           $23.26       $2,111,682.36  $175,973.53
                  ---------------------------------------------------------------------------------------

                  It is agreed that Tenant may take possession of all or a portion of Premises B, in phases, prior to the Premises B Commencement Date as described in Section III.C. below.


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


         E. "Tenant's Pro Rata Share" shall mean 35.2692% for the period beginning with the Commencement Date and ending on the day immediately preceding the Premises B Commencement Date. For the period from and after the Premises B Commencement Date through the Termination Date, "Tenant's Pro Rata Share" shall mean 69.1297%.

         F.       "Base Year": 2000.

         G.       1.       "Term" and "Term for Premises A": shall mean a period
                           of 96 months. The Term and the Term for Premises A shall commence on November 1, 1999 (the "Commencement
                           Date") and, unless terminated early in accordance with this Lease, end on September 30, 2007 (the
                           "Termination Date").

                  2. "Term for Premises B": shall mean a period of 87 months. The Term for Premises B shall commence on August 1, 2000 (the "Premises B Commencement Date") and, unless terminated early in accordance with this Lease, end on the Termination Date.

         H. Tenant allowance(s): $1,906,506.00, as described in the Work Letter attached as EXHIBIT D.

         I.       "Security Deposit":  None.

         J. "Guarantor": Nova Corporation, a Delaware corporation. Concurrent with Tenant's execution and delivery of this Lease, Tenant shall cause Guarantor(s) to execute and deliver to Landlord the Guaranty in the form attached hereto as EXHIBIT I.

         K.       "Broker(s)": CB Richard Ellis.

         L. "Permitted Use": General office use, telephone area (to operate 24 hours per day, 7 days a week), and a computer/data facility for handling Tenant's day-to-day business.

         M.       "Notice Addresses":

                  Tenant:

                  On and after the Commencement Date, notices shall be sent to Tenant at the Premises as follows:

                  Nova Georgia Services, L.P.
                  219 Perimeter Center
                  Suite 200
                  Atlanta, Georgia  30346
                  Attn:  James Cash

                  Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

                  Nova Georgia Services, L.P.
                  c/o Nova Information Systems, Inc.
                  One Concourse Parkway NE, Suite 300
                  Atlanta, Georgia 30328
                  Attn:  James Cash
                  Phone#: (770) 396-1456
                  Fax#: (770) 396-2117


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

                  Prior to, on and after the Commencement Date, copies of any notices whereby Landlord is notifying Tenant of option rights or asserting a claim or defense against the Tenant based upon the subject matter of the notice (as opposed to routine notices concerning the operation of the Building) shall also be sent to:

                  Long Aldridge & Norman LLP
                  303 Peachtree Street
                  Suite 5300
                  Atlanta, Georgia  30308
                  Attn: David Ivey, Esq.

                  LANDLORD:                                       WITH A COPY TO:

                  EOP-Perimeter Center, L.L.C.                    Equity Office Properties
                  c/o Equity Office Properties                    Two North Riverside Plaza
                  219 Perimeter Center Parkway, Suite 410         Suite 2200
                  Atlanta, Georgia  30346                         Chicago, Illinois 60606
                  Attention: Building Manager                     Attention: Regional Counsel - Southeast

                  Rent (defined in Section IV.A) is payable to the order of EQUITY OFFICE PROPERTIES at the following address:
                  EOP-Operating Limited Partnership, as agent for EOP-Perimeter Center, L.L.C. - Group IV, Post Office Box 931650, Atlanta, Georgia 31193-1578.

         N. "Business Day(s)" are Monday through Friday of each week, exclusive of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, and Christmas Day ("Holidays"). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

         O. "Landlord Work" means the work, if any, that Landlord is obligated to perform in the Premises pursuant to a separate work letter agreement (the "Work Letter") attached as EXHIBIT D.

         P. "Law(s)" means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

         Q. "Normal Business Hours" for the Building are 8:00 A.M. to 6:00 P.M. on Business Days and 8:00 A.M. to 1:00 P.M. on Saturdays.

         R. "Property" means the Building and the parcel(s) of land on which it is located, as described on EXHIBIT A-3, and, at Landlord's discretion, the Building garage and/or surface parking area servicing the Building and other improvements serving the Building, if any, and the parcel(s) of land on which they are located.

         S. "Affiliate of Tenant" means any entity controlling, controlled by or under common control with Tenant.

II.      LEASE GRANT.

         Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, unreserved parking areas, common corridors, elevator foyers, restrooms, vending areas and lobby areas (the "Common Areas").

III.     POSSESSION.

         A.       Intentionally Omitted.

         B. Subject to Landlord's obligations under Section IX.B. and Landlord's obligation to complete the Landlord Lobby Work (as described in Section F of EXHIBIT D), the Premises are accepted by Tenant in "as is" condition and configuration. By


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

                  taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition, and that there are no representations or warranties by Landlord regarding the condition of the Premises or the Building except as may otherwise be expressly stated herein. If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. The Commencement Date shall be postponed until the date Landlord delivers possession of Premises A to Tenant free from occupancy by any party, and the Termination Date, at the option of Landlord, may be postponed by an equal number of days.

         C. If Tenant takes possession of any portion of Premises A prior to the Premises A Commencement Date, or if Tenant takes possession of any portion of Premises B prior to the Premises B Commencement Date, for purposes of conducting business operations therein, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (defined in Section IV.A.) for Premises A and/or Premises B to Landlord for each day of possession prior to the respective Commencement Date relating to Premises A and/or Premises B. However, notwithstanding the foregoing or anything to the contrary contained in this Lease, it is agreed that Tenant may take possession of Premises B, in phases, prior to the Premises B Commencement Date for purposes of conducting business operations therein, but each such phase of Premises B that Tenant takes possession of shall consist of one or more of the suites, as currently demised, comprising Premises B as reflected on Exhibit A-2 attached hereto, and, for all purposes, each such phase of Premises B shall be deemed to contain the Rentable Square Footage for each such suite comprising Premises B, as described in Section I.C. above. Notwithstanding the foregoing, it is understood and agreed that the portion of Premises B currently demised as Suite No. 400 is currently occupied by another tenant pursuant to a lease scheduled to expire on February 29, 2000, and the portion of Premises B currently demised as Suite No. 410 is currently occupied by Landlord as its management office. It is understood and agreed that such portion(s) of Premises B may not be entered into by Tenant for business purposes or for any other purpose until Landlord delivers possession of such portion(s) of Premises B to Tenant. Landlord agrees that it will deliver possession of Suite No. 410 no later than June 1, 2000. If Landlord is unable to tender possession of Suite No. 400 on or before June 1, 2000, Landlord shall proceed with due diligence and take all legal action reasonably necessary to recapture possession of Suite 400 from the existing tenant thereunder and/or regain legal right to possession thereof.

                  Except for the cost of services requested by Tenant for after Normal Business Hours (e.g. after hours HVAC), Tenant shall not be required to pay Rent for Premises A or Premises B, as applicable, relating to any days of possession prior to the respective Commencement Date for Premises A or Premises B during which Tenant, with the approval of Landlord, is in possession of Premises A or Premises B, as applicable, for the sole purpose of performing improvements or installing furniture, equipment or other personal property.

IV.      RENT.

         A. Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or deduction (except as may otherwise be expressly stated herein), the total amount of Base Rent and Additional Rent due for the Term. "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as "Rent". Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand. All other items of Rent shall be due and payable by Tenant on or before 30 days after Tenant's receipt of an invoice for same. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administration fee equal to 5% of the past due Rent, provided that Tenant shall be entitled to a grace period of 5 days for the first 2 late payments of Rent in a given calendar year. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant's Pro Rata Share of any Tax Excess (defined in Section IV.B.) or Expense Excess (defined in Section IV.B.) for the month shall be prorated based on the number of days in such calendar month. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party's right to recover the balance or pursue other available remedies. Tenant's covenant to pay Rent is independent of every other covenant in this Lease.

         B. Expense Excess and Tax Excess. Tenant shall pay Tenant's Pro Rata Share of the amount, if any, by which Expenses (defined in Section IV.C.) for each calendar year during the Term exceed Expenses for the Base Year (the "Expense Excess") and also the amount, if any, by which Taxes (defined in Section IV.D.) for each calendar year during the Term exceed Taxes for the Base Year (the "Tax Excess"). If Expenses and/or Taxes in any calendar year decrease below the amount of Expenses and/or Taxes for the Base Year, Tenant's Pro Rata Share of Expenses and/or Taxes, as the case may be, for that calendar year shall be $0. Landlord shall provide Tenant with a good faith estimate of the Expense Excess and of the Tax Excess for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Expense Excess and one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Tax Excess. If Landlord determines that its good faith estimate of the Expense Excess or of the Tax Excess was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expense Excess or of the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent.

                  As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is more than the actual Expense Excess and/or actual Tax Excess, as the case may be, for the prior calendar year, Landlord shall apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is less than the actual Expense Excess and/or actual Tax Excess, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

         C. Expenses Defined. "Expenses" means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property, including, but not limited to:

                  1. Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans, but excluding labor costs for personnel above the grade of building manager or property manager. Notwithstanding the foregoing, to the extent management or maintenance personnel are located off-site and perform management or maintenance services for buildings other than the Building, the labor costs associated with such management or maintenance personnel shall be included in Expenses only to the extent and in the proportion that such management or maintenance personnel perform services for the Building or Property, as the case may be.

                  2. Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

                  3. The cost of services, including amounts paid to service providers and the rental and purchase cost of parts, supplies, tools and equipment, but excluding payments for rented equipment, the cost of which would constitute a capital expenditure if the equipment were purchased, in which event, Section IV.C.6 below would govern the determination of whether such costs are included in Expenses.

                  4. Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable office buildings.

                  5. Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges for which Landlord is reimbursed by tenants. "Electrical Costs" means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee during any particular calendar year shall not exceed 50% of any savings obtained by Landlord with respect to such calendar year. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs;
                           (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

                  6. The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Property which are: (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Property, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or 10 years. The amortized cost of capital improvements may, at Landlord's option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. "Payback Period" means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement. Notwithstanding the foregoing, the portion of the annual amortized costs to be included in

                           Expenses in any calendar year with respect to a capital improvement which is intended to reduce expenses or improve the operating efficiency of the Property or Building shall equal the lesser of: (i) such annual amortized costs; and (ii) the actual annual amortized reduction in expenses for that portion of the amortization period of the capital improvement which falls within the Term.

                  If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses otherwise permitted or included in the meaning of "Expenses" shall be equitably prorated and apportioned between the Property and the other buildings or properties. Notwithstanding the foregoing, for purposes of computing Tenant's Pro Rata Share of Expenses, the Controllable Expenses (hereinafter defined) shall not increase by more than 6% per calendar year determined for each calendar year on a non-compounding and non-cumulative basis over the course of the Term. In other words, Controllable Expenses for the first calendar year after the Base Year shall not exceed 106% of the Controllable Expenses for the Base Year. Controllable Expenses for the second calendar year after the Base Year shall not exceed 106% of the lesser of the actual Controllable Expenses or the limit on Controllable Expenses for the first calendar year after the Base Year, etc. By way of illustration, if Controllable Expenses were $10.00 per rentable square for the Base Year, then Controllable Expenses for the first (1st) calendar year following the Base Year shall not exceed $10.60 per rentable square foot, and if actual Controllable Expenses are $10.10 per rentable square foot in such first calendar year, Controllable Expenses for the second calendar year following the Base Year shall not exceed $10.71 per rentable square foot. "Controllable Expenses" shall mean all Expenses exclusive of the cost of insurance, utilities and capital improvements.

                  Expenses shall not include: Taxes, the cost of capital improvements or capital expenditures (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes (defined in Section IV.D) or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases.

                  Expenses shall also exclude the following:

                  a. Rental concessions granted to specific tenants and expenses incurred in renovating or otherwise improving or decorating, painting, or redecorating space for specific tenants, other than ordinary repairs and maintenance provided to all tenants.

                  b. All items (including repairs) and services for which Tenant or other tenants pay directly to third parties or for which Tenant or other tenants reimburse (or are required to reimburse) Landlord (other than through Expenses).

                  c. Costs, fines, interest, and penalties incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due unless such failure is due to Landlord's good faith and reasonable efforts in contesting the amount of such payments.

                  d. The cost or expense of any services or benefits provided to other tenants in the Building and not provided or available to Tenant.

                  e. Payments for rented equipment, the cost of which would constitute a capital expenditure if the equipment were purchased, in which event, Section IV.C.6 above would govern the determination of whether such costs are included in Expenses.

                  f. Any fines or penalties incurred as a result of violation by Landlord of any law, order, rule or regulation of any governmental authority.

                  g. Any expenses for which Landlord has received actual reimbursement (other than through Expenses).

                  h. Any cost or expense related to removal, cleaning, abatement or remediation of "hazardous materials" in or about the Building, Common Area or Property, including, without limitation, hazardous substances in the ground water or soil, except to the extent such removal, cleaning, abatement or remediation is related to the general repair and maintenance of the Building, Common Area or Property.

                  i. All costs associated with the operation of the business of the ownership or entity which constitutes "Landlord" (as distinguished from the costs of operating, maintaining, repairing and managing the Building) including, but not limited to, Landlord's general corporate overhead and general administrative expenses.

                  j. Costs incurred by Landlord in connection with the correction of defects in design and original construction of the Building or other structural defects of the Building.

                  k. Any fines, costs, penalties or interest resulting from the adjudicated negligence or adjudicated willful misconduct of the Landlord or its agents, contractors, or employees.

                  l.       Ground lease rental

                  m. Costs incurred by Landlord for the repair of damage to the Building, to the extent that Landlord is reimbursed for such costs by insurance proceeds, judgments or other third party sources.

                  n. To the extent that parking revenues exceed parking expenses, the costs incurred in owning (although capital expenditures shall be excluded except to the extent properly included pursuant to Section IV.C.6 above), operating, maintaining and repairing any underground or above-ground parking garage and/or any other parking facilities associated with the Building.

                  If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall, at Landlord's option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building during that calendar year. If Tenant pays for its Pro Rata Share of Expenses based on increases over a "Base Year" and Expenses for a calendar year are determined as provided in the prior sentence, Expenses for the Base Year shall also be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building. The extrapolation of Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Expenses that are impacted by changes in the occupancy of the Building. In no event shall Landlord be entitled to a reimbursement from tenants for Expenses in excess of 100% of the cost actually paid or incurred for Expenses in any applicable calendar year.

         D. Taxes Defined. "Taxes" shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property's share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property;
                  (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during that year. For all other real estate taxes, Taxes for that year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for the year or the amount due and payable for that year, provided that Landlord's election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant's Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment. Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed. Tenant shall pay Landlord the amount of Tenant's Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant's receipt of a statement from Landlord.

         E. Audit Rights. Tenant may, within 150 days after receiving Landlord's statement of Expenses, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm. However, notwithstanding the foregoing, Landlord agrees that Tenant may retain a third party agent to review Landlord's books and records which third party agent is not a CPA firm, so long as the third party agent retained by Tenant shall have expertise in and familiarity with general industry practice with respect to the operation of and accounting for a first class office building and whose compensation shall in no way be contingent upon or correspond to the financial impact on Tenant resulting from the review. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 150 day period described above, Tenant shall be deemed to have approved Landlord's statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. In addition, if Landlord and Tenant determine that Expenses for the Building for the year in question were less than stated by more than 5%, Landlord, within 30 days after its receipt of paid invoices therefor from Tenant, shall reimburse Tenant for any reasonable amounts paid by Tenant to third parties in connection with such review by Tenant. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

V.       COMPLIANCE WITH LAWS; USE.

         A. The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord's reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including the Americans with Disabilities Act, regarding the operation of Tenant's business and the use, condition, configuration and occupancy of the Premises. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation or alleged violation of any Laws. Landlord, at its sole cost and expense (except to the extent properly included in Expenses), shall be responsible for correcting any violations of Title III of the Americans with Disabilities Act with respect to the Common Areas of the Building and the restroom facilities and elevator lobbies within the Premises, provided that Landlord's obligation with respect to the restroom facilities and elevator lobbies within the Premises shall be limited to violations that arise out of the Landlord Lobby Work (as described in EXHIBIT D) and/or the condition of such portion of the Premises prior to any improvements performed by Tenant in such portions of the Premises and the installation of any furniture, equipment and other personal property of Tenant within such portion of the Premises. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. Notwithstanding the foregoing, Tenant, not Landlord, shall be responsible for the correction of any violations that arise out of or in connection with any claims brought under any provision of the Americans with Disabilities Act other than Title III, the specific nature of Tenant's business in the Premises (other than general office use), the acts or omissions of Tenant, its agents, employees or contractors, Tenant's arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant (other than the Landlord Lobby Work) and any design or configuration of the Premises specifically requested by Tenant after being informed that such design or configuration may not be in strict compliance with the ADA.

         B. Tenant shall comply with the rules and regulations of the Building attached as EXHIBIT B and such other reasonable rules and regulations adopted by Landlord from time to time. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord's enforcement of the rules and regulations. The rules and regulations shall be generally applicable, and generally applied in the same manner, to all tenants of the Building.

VI.      SECURITY DEPOSIT.

         The Security Deposit, if any, shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant's obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Tenant. If Landlord uses the Security Deposit, Tenant shall on demand restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 45 days after the later to occur of: (1) the determination of Tenant's Pro Rata Share of any Tax Excess and Expense Excess for the final year of the Term; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

VII.     SERVICES TO BE FURNISHED BY LANDLORD.

         A.       Landlord agrees to furnish Tenant with the following services:
                  (1) Hot and cold water service for use in the lavatories on each floor on which the Premises are located; (2) Heat and air conditioning in season during Normal Business Hours in accordance with the specifications attached hereto as EXHIBIT F or as otherwise required by governmental authority, provided that Landlord shall not be liable for any failure to maintain the temperature ranges set forth in EXHIBIT F to the extent that such failure arises out of either (a) an excess density or electrical load within the Premises beyond any density or load limits specified in this Lease, or (b) modifications performed to the HVAC system by Tenant or any contractors retained by Tenant, or (c) Tenant's failure to keep the window covering in the Premises closed during appropriate times when such portions of the Premises are exposed to direct sunlight, it being agreed that Landlord and Tenant shall work cooperatively with one another regarding a reasonable determination as to when such window coverings should be closed. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive HVAC service during hours other than Normal Business Hours. Tenant shall pay Landlord the standard charge for the additional service as reasonably determined by Landlord from time to time. As of the date hereof, Landlord's charge for after hours heating and air conditioning service is $46.50 per hour for the first floor (or portion thereof) requested by Tenant, and $16.50 per hour for each additional floor (or portion thereof) requested by Tenant; (3) Maintenance and repair of the Property as described in Section IX.B.; (4) Janitor service on Business Days in accordance with the cleaning specifications attached hereto as EXHIBIT G, or such other reasonably comparable specifications designated by Landlord from time to time. If Tenant's use, floor covering or other improvements require special services in excess of the standard services for the Building, Tenant shall pay the additional cost attributable to the special services; (5) Elevator service;
                  (6) Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions in
                  Article X; (7) Security to the Building, which may be provided through a security system involving any one or a combination of cameras, monitoring devices or guards, sign-in or identification procedures or other comparable system; (8) Replacement of Building standard fluorescent light bulbs/tubes in Building standard light fixtures within the Premises; and
                  (9) such other services as Landlord reasonably determines are necessary or appropriate for the Property.

         B. Landlord's failure to furnish, or any interruption or termination of, services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of 3 consecutive Business Days as a result of the Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 4th consecutive Business Day of the Service Failure and ending on the day the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant. In no event, however, shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's Property (defined in Article
                  XV), arising out of or in connection with the failure of any security services, personnel or equipment. Notwithstanding the foregoing, if a Service Failure (a) continues for 60 consecutive days after the Service Failure; and (b) is not being diligently remedied by Landlord, Tenant, as its sole remedy, shall have the right to elect to terminate this Lease within 10 days after the expiration of said 60 day period without penalty, by delivering written notice to Landlord of its election thereof; provided, however, if Landlord is diligently pursuing the repair or restoration of the service, Tenant shall not be entitled to terminate the Lease but rather Tenant's sole remedy shall be to abate Rent as provided above.

VIII.    LEASEHOLD IMPROVEMENTS.

         All improvements to the Premises (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. However, Landlord, by written notice to Tenant within 30 days prior to the Termination Date (or at least 90 days prior to the Termination Date if Tenant requests in writing at least 100 days prior to the Termination Date that Landlord provide such written notice to Tenant on or before such 90 day period) require Tenant to remove, at Tenant's expense: (1) Cable (defined in Section IX.A) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as "Required Removables"). Without limitation, it is agreed that Required Removables include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications of any type. The Required Removables designated by Landlord shall be removed by Tenant before the Termination Date, provided that upon prior written notice to Landlord, Tenant may remain in the Premises for up to 5 days after the Termination Date for the sole purpose of removing the Required Removables, but in no event shall any such holdover in the Premises constitute or create a tenancy-at-will under existing applicable law. Tenant's possession of the Premises shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent on a per diem basis at the rate in effect for the last month of the Term. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables or perform related repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of the Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section IX.C), including any Initial Alterations (as defined in EXHIBIT D), may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration must be removed upon termination of this Lease. Within 10 days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be required to be removed upon termination of this Lease.

IX.      REPAIRS AND ALTERATIONS.

         A. Tenant's Repair Obligations. Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease, and shall keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (1) floor covering; (2) interior partitions; (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, "Cable") that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; and (7) Alterations performed by contractors retained by Tenant, including related HVAC balancing. All work shall be performed in accordance with the rules and procedures described in Section IX.C. below. If Tenant fails to make any repairs to the Premises for more than 20 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs.

         B. Landlord's Repair Obligations. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (3) Common Areas; (4) the roof of the Building; (5) exterior windows and other exterior components of the Building; (6) elevators serving the Building; and

                  (7) the surface parking area servicing the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

         C. Alterations. Tenant shall not make alterations, additions or improvements to the Premises or install any Cable in the Premises or other portions of the Building (collectively referred to as "Alterations") without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. However, Landlord's consent shall not be required for any Alteration that satisfies all of the following criteria (a "Cosmetic Alteration"): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or above the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section IX.C. Prior to starting work, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems); copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for all reasonable actual sums paid by Landlord for third party examination of Tenant's plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord's oversight and coordination of any non-Cosmetic Alterations equal to the actual reasonable cost incurred by Landlord with respect to any third party professionals that Landlord is required to retain in connection with the supervision of such non-Cosmetic Alterations plus (i) with respect to non-Cosmetic Alterations installed as part of the Initial Alterations (described in EXHIBIT D) in the initial Premises or installed as part of the initial alterations in any subsequent or additional space added to the initial Premises, $1,000.00 for the first 24 hours that Landlord's personnel spends supervising such work and $41.66 per hour for every hour thereafter that Landlord's personnel spends supervising such work, or (ii) 3% of the cost of any non-Cosmetic Alterations installed subsequent to the Initial Alterations in the initial Premises or installed subsequent to any initial alterations in any subsequent or additional space added to the initial Premises. Upon completion, Tenant shall furnish "as-built" plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord's approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant's use.

         D. Landlord may require Tenant to install one or more supplemental HVAC unit(s) in any portion of the Premises (including, in particular, any telephone service or telephone conferencing area and any computer or data room or facility) which will generate an excessive amount of heat, whether due to its occupancy or use or any other cause. The supplemental HVAC units must be approved by Landlord and be installed in a location and manner approved by Landlord and shall be subject to the terms of Section XII of EXHIBIT E. The cost to install, maintain, repair and remove any supplemental HVAC units shall be paid by Tenant.

X.       USE OF ELECTRICAL SERVICES BY TENANT.

         A. Electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either: (1) through inclusion in Expenses (except as provided in Section X.B. for excess usage); (2) by a separate charge payable by Tenant to Landlord within 30 days after billing by Landlord; or (3) by separate charge billed by the applicable utility company and payable directly by Tenant. Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Property and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee during any particular calendar year shall not exceed 50% of any savings obtained by Landlord with respect to such calendar year. In addition, if Landlord bills Tenant directly for the cost of electricity as an inclusion in Expenses or as Additional Rent, the cost of electricity may include (if permitted by Law) an administrative fee to reimburse Landlord for the cost of reading meters, preparing invoices and related costs, which administrative fee shall not exceed 15% of "Tenant's Total Excess Electricity Cost", which shall mean the cost of Tenant's Excess Electricity Usage (as defined in X.B. below), based upon Landlord's average per kilowatt hour cost for electricity for the Building. However, in no event will Tenant's Total Excess Electricity Cost, plus the foregoing fee, exceed the cost which Tenant would incur for Tenant's Excess Electricity Usage if it were a direct retail customer of Georgia Power Company or its successors, based upon the tariffs that have been publicly filed with the Georgia Public Service Commission.

         B. Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, that which Landlord deems to be standard for the Building. Any such excess use by Tenant is referred to as "Tenant's Excess Electricity Usage". For purposes hereof, the "electrical standard" for the Building is: (1) a design load of 2.3 watts per net usable square feet for 120/208 volts for receptacle and incandescent lighting loads; (2) a design load of 3.5 watts per net usable square feet for 277/480 volts for lighting loads; and (3) a consumption of 5.8 watts per net usable square feet of net usable area within the Premises at 60% of the calculated 120/208 load capacity. Landlord hereby confirms that the foregoing standard is sufficient to support a density of 1 person for every 150 square feet, assuming (i) each person is utilizing no more electricity than would be required to operate a personal computer, a personal calculator and under-cubicle lighting during Normal Business Hours, and
                  (ii) such space contains only standard general office equipment (fax machines, printers, copiers or similar equipment) operated during Normal Business Hours in quantities and of types and sizes as Landlord, in its reasonable discretion, deems to be within the electrical standard for the Building, as described above, considering the electrical usage per item (i) above in this sentence. If Tenant requests permission to consume excess electrical service, Landlord may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant. [Note: If Tenant provides Landlord with a list describing the equipment requiring electricity that Tenant intends to install in the Premises, including the amps and voltage each piece of equipment draws, Landlord shall review the list to determine whether the use of the listed equipment is within the electrical standard for the Building.] Landlord shall have the right to separately meter electrical usage for the Premises and to measure electrical usage by survey or other commonly accepted methods.

XI.      ENTRY BY LANDLORD.

         A. Landlord, its agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants' premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally to the office manager or other person within the Premises designated from time to time by Tenant. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Normal Business Hours. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent. Notwithstanding the foregoing, if Landlord temporarily closes the Premises as provided above for a period in excess of 3 consecutive days, Tenant, as its sole remedy, shall be entitled to receive a per diem abatement of Base Rent during the period beginning on the 4th consecutive day of closure and ending on the date on which the Premises are returned to Tenant in a tenantable condition. In addition to the foregoing, if Landlord closes the Premises for 90 consecutive day(s) pursuant to this Section (and such closure is not due to a casualty, in which case Article XVII shall control with respect to such matter) and such repairs necessitating such closure are not being diligently pursued by Landlord, Tenant, as its sole remedy, shall have the right to elect to terminate this Lease within 10 days after the expiration of said 90 day period without penalty, by delivering written notice to Landlord of its election thereof; provided, however, if Landlord is diligently pursuing the repair or restoration of the Premises, Tenant shall not be entitled to terminate the Lease but rather Tenant's sole remedy shall be to abate Rent as provided above. Tenant, however, shall not be entitled to an abatement or the termination right under this Section if the repairs, alterations and/or additions to be performed are required as a result of the acts or omissions of Tenant, its agents, employees or contractors, including, without limitation, a default by Tenant in its maintenance and repair obligations under the Lease.

         B. Notwithstanding the foregoing, Tenant, at its own expense, may provide its own locks to an area within the Premises to be used by Tenant as its data center, as shown on the plans for the Initial Alterations to be approved by Landlord, as described in EXHIBIT D ("Secured Area"). Tenant shall furnish Landlord with a key to the Secured Area and, upon the expiration or earlier termination of this Lease, Tenant shall surrender all keys to the Secured Area to Landlord. If Landlord must gain access to the Secured Area in a non-emergency situation, Landlord shall contact Tenant and Landlord and Tenant shall arrange a mutually agreed upon time for Landlord to do so. Landlord shall comply with all reasonable security measures pertaining to the Secured Area. If Landlord determines in its sole discretion that an emergency in the Building or the Premises, including, without limitation, a suspected fire or flood, requires Landlord to gain access to the Secured Area, Tenant hereby authorizes Landlord to enter the Secured Area. In such event, Landlord shall have no liability whatsoever to Tenant. Landlord shall have no obligation to provide either janitorial service or cleaning in the Secured Area.

XII.     ASSIGNMENT AND SUBLETTING.

         A. Except in connection with a Permitted Transfer (defined in Section XII.E. below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige, or would result in a violation of another tenant's rights; (3) the proposed transferee is a governmental agency or occupant of the Building; (4) Tenant is then in default after the expiration of the notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Any attempted Transfer in violation of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord's rights to approve any subsequent Transfers. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

         B. As part of its request for Landlord's consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant as soon as reasonably possible, but in any event within 30 days of its receipt of the required information and documentation, consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing. Any such termination shall be effective on the proposed effective date of the Transfer for which Tenant requested consent. Tenant shall pay Landlord a review fee of $750.00 for Landlord's review of any Permitted Transfer or requested Transfer, provided if Landlord's actual reasonable costs and expenses (including reasonable attorney's fees) exceed $750.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

         C. Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord for Landlord's share of any excess within 30 days after Tenant's receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer (including Landlord's review fee), including brokerage fees, reasonable marketing expenses, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section XIX.A. below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord's share of any excess, adjusted to reflect Tenant's expenses as provided in the immediately preceding sentence). However, by accepting any such payments directly from the subtenant, whether as a result of the foregoing or otherwise, Landlord does not waive any claims against the Tenant hereunder or release Tenant from any obligations under this Lease, nor recognize the subtenant as the tenant under the Lease.

         D. Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

         E. Tenant may assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord, provided that all of the following conditions are satisfied (a "Permitted Transfer" and any such transferee a "Permitted Transferee"):
                  (1) Tenant is not in default under this Lease; (2) Tenant's successor shall own all or substantially all of the assets of Tenant; (3) Tenant's successor shall have a net worth which is at least equal to Tenant's net worth at the date of this Lease; (4) the Permitted Use does not allow the Premises to be used for retail purposes; and (5) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed purchase, merger, consolidation or reorganization. Tenant's notice to

                  Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant's successor shall sign a commercially reasonable form of assumption agreement.

XIII.    LIENS.

         Tenant shall not permit mechanic's or other liens to be placed upon the Property, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant or Tenant's subtenant. If a lien is so placed, Tenant shall, within 10 days after the date Tenant becomes aware of the filing of the lien or within 10 days of notice from Landlord of the filing of the lien, whichever is first, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien Law. Unless Landlord gave Tenant notice of the lien, Tenant shall promptly give Landlord notice of the lien after becoming aware of same. If Tenant fails to so bond, insure over or discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys' fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

XIV.     INDEMNITY AND WAIVER OF CLAIMS.

         A. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (defined in Article XXVI) and agents ("Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant's transferees, contractors or licensees.

         B. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord's contractors.

         C. Except if the loss or damage results from the negligent or willful misconduct of Landlord, Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from:
                  (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building;
                  (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article XV below.

XV.      INSURANCE.

         Tenant shall carry and maintain the following insurance ("Tenant's Insurance"), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the

Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (2) All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises ("Tenant's Property"); (3) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute; and (4) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing any of Tenant's Insurance shall have an A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees, agents, and other designees of Landlord (including Metropolitan Life Insurance Company, as mortgagee), as the interest of such designees shall appear, as additional insureds. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days' advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. So long as the same is available at commercially reasonable rates, Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value, as reasonably estimated by Landlord. Landlord also shall maintain Commercial General Liability coverage written on an occurrence basis with a minimum combined single limit of at least Two Million Dollars ($2,000,000.00). Except as specifically provided to the contrary, the limits of either party's' insurance shall not limit such party's liability under this Lease.

XVI.     SUBROGATION.

         Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby waive, and shall cause their respective insurance carriers to waive, any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant's Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

XVII.    CASUALTY DAMAGE.

         A. If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty to the Premises or Building, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged) and such damage cannot reasonably be repaired within 60 days after the date of such fire or other casualty; (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 18 months of the Term remaining on the date of the casualty; (4) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs (other than due to Landlord's failure to maintain the All Risk property insurance required to be maintained by Landlord under Article XV of this Lease). Landlord may exercise its right to terminate this Lease by notifying Tenant in writing as soon as reasonably practicable, but in any event within 90 days after the date of the casualty. In addition to Landlord's rights to terminate as provided herein, Tenant shall have the right to terminate this Lease if: (a) all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty to the

                  Premises or Building and such damage cannot reasonably be repaired within 60 days after the date of such fire or other casualty; (b) there is less than 18 months of the Term remaining on the date of such casualty; and (c) Tenant provides Landlord with written notice of its intent to terminate within 20 days after the date Tenant receives Landlord's Completion Estimate (as described in Section XVII.B below). If neither Landlord nor Tenant terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord, provided that if Landlord does not have sufficient proceeds to substantially complete the restoration of the Leasehold Improvements in the Premises and Landlord elects not to fund any shortfall, Landlord shall so notify Tenant within 15 days of determination thereof, and Tenant, within 20 days after receipt of such notice, shall have the right to terminate this Lease by the giving of written notice to Landlord. Landlord shall not be liable for any loss or damage to Tenant's Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

         B. If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 180 days from the date the repair and restoration is started, then regardless of anything in Section XVII.A above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 20 days after receipt of the Completion Estimate. Notwithstanding the foregoing, if Tenant was entitled to but elected not to exercise its right to terminate the Lease and Landlord does not substantially complete the repair and restoration of the Premises within the estimated period of time set forth in the Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within 15 days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by the insurance adjustment process (it being agreed that Landlord shall use reasonable efforts to facilitate such process); (ii) any delays caused by Tenant; and (iii) any delays caused by events of Force Majeure.

XVIII.   CONDEMNATION.

         Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord and Tenant shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking. In order to exercise its right to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant's Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. If a Taking results in all or any portion of the Parking Area (described in Section I of EXHIBIT E) being unavailable for use such that the parking spaces available for use by Tenant is less than 6 parking spaces per 1000 rentable square feet in the Premises, then Landlord will use reasonable efforts to provide Tenant with alternative parking at other buildings owned by Landlord in the Perimeter Center project on the west side of Perimeter Center Parkway so that the ratio of parking spaces available for use by Tenant in the Perimeter Center project within such area is at least equal to the above ratio. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any right to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property, the value of Tenant's leasehold interest, loss of business and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

XIX.     EVENTS OF DEFAULT.

         Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

         A. Tenant's failure to pay when due all or any portion of the Rent, if the failure continues for 5 days after written notice to Tenant ("Monetary Default").

         B. Tenant's failure (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, if the failure is not cured within 20 days after written notice to Tenant. However, if Tenant's failure to comply cannot reasonably be cured within 20 days, Tenant shall be allowed additional time (not to exceed 120 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 20 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant's failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant's failure to comply with any particular term, provision or covenant of the Lease (other than a monetary default) on 3 occasions during any 12 month period, Tenant's subsequent violation of such term, provision or covenant shall, at Landlord's option, be an incurable event of default by Tenant.

         C. Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts when due.

         D.       The leasehold estate is taken by process or operation of Law.

         E In the case of any retail Tenant, Tenant does not take possession of, or abandons or vacates all or any portion of the Premises.

XX.      REMEDIES.

         A. Upon any default, Landlord shall have the right without notice or demand (except as provided in Article XIX) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

                  1. Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant's Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord on demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant's default, whether by Landlord's inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. "Costs of Reletting" shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concessions or allowances granted to a new tenant. Notwithstanding the foregoing, if Landlord relets the Premises for a term (the "Relet Term") that extends past the stated Termination Date hereof (without consideration of any earlier termination pursuant to this Article XX), the Proratable Costs of

                           Reletting (hereinafter defined) shall be applied as provided herein based on the percentage that the length of the Term remaining hereunder on the date Landlord terminates the Lease or Tenant's right to possession bears to the length of the Relet Term. For example, if there are 2 years left on the Term at the time that Landlord terminates possession and, prior to the expiration of such two year period, Landlord enters into a Relet Term of 10 years with a new tenant, 20% of the Proratable Costs of Reletting shall be considered in determining Landlord's damages. For purposes hereof, "Proratable Costs of Reletting" shall mean the cost of renovating, decorating and altering the Premises (except to the extent that such work is necessary due to the acts of Tenant and Tenant Related Parties), brokerage fees, and other concessions granted to the new tenant such as a moving allowance, lease assumption and rental abatement.

                  2. Terminate Tenant's right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant's Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to except as otherwise specifically provided below) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant. Landlord agrees to use reasonable efforts to mitigate damages, provided that such reasonable efforts shall not require Landlord to relet the Premises in preference to any other space in the Building or to relet the Premises to any party that Landlord could reasonably reject as a transferee pursuant to Section XII.A. hereof.

                  3. In lieu of calculating damages under Sections XX.A.1 or XX.A.2 above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant's right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section XX.B. below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting.

         B. Unless expressly provided otherwise in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4% per annum. For purposes hereof, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forbearance by Landlord to enforce one or more remedies shall not constitute a waiver of any default.

XXI.     LIMITATION OF LIABILITY.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT

SHALL LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE XXVI BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE XXVI BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT. SUCH CURE PERIOD SHALL BE, FOR LANDLORD, AT LEAST 60 DAYS AFTER WRITTEN NOTICE OF DEFAULT FROM TENANT TO LANDLORD (OR, IF THE DEFAULT CANNOT REASONABLY BE CURED WITHIN SAID 60 DAY PERIOD, SUCH LONGER PERIOD OF TIME AS IS REASONABLY NECESSARY TO CURE SUCH DEFAULT, PROVIDED LANDLORD COMMENCES THE CURE WITHIN SUCH 60 DAY PERIOD AND DILIGENTLY PURSUES SAME), AND, FOR ANY MORTGAGEE, SUCH CURE PERIOD SHALL BE AT LEAST 60 DAYS AFTER THE LATER OF (i) WRITTEN NOTICE OF DEFAULT FROM TENANT TO SUCH MORTGAGEE, OR (ii) EXPIRATION OF THE CURE PERIOD AVAILABLE TO LANDLORD AS PROVIDED ABOVE, (OR, IF THE DEFAULT CANNOT REASONABLY BE CURED WITHIN SAID 60 DAY PERIOD, SUCH LONGER PERIOD OF TIME AS IS REASONABLY NECESSARY TO CURE SUCH DEFAULT, PROVIDED MORTGAGEE COMMENCES THE CURE WITHIN SUCH 60 DAY PERIOD AND DILIGENTLY PURSUES SAME). NOTWITHSTANDING THE FOREGOING, IF TENANT AND ANY SUCH MORTGAGEE HAVE AGREED TO A LONGER OR SHORTER PERIOD OF TIME IN ANY SEPARATE AGREEMENT BY AND BETWEEN SUCH PARTIES, THE TERMS OF SUCH SEPARATE AGREEMENT SHALL CONTROL AS BETWEEN TENANT AND SUCH MORTGAGEE.

XXII.    NO WAIVER.

         Either party's failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party's failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXIII.   QUIET ENJOYMENT.

         Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

XXIV.    RELOCATION.

         INTENTIONALLY OMITTED.

XXV.     HOLDING OVER.

         Except for any permitted occupancy by Tenant under Article VIII, if Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease. During the first 15 days of any such holdover, Tenant shall pay an amount equal to 150% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover, calculated and payable on a per day basis for each day in such initial 15 day period that Tenant holds over in the Premises. Thereafter, Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 150% of the greater of: (1) the sum of the Base Rent and Additional Rent due for the period during the Term immediately preceding the holdover without regard to any holdover pursuant to the preceding sentence; or (2) the fair market gross rental for the Premises as reasonably determined by Landlord. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term, to create a tenancy-at-will under applicable law, or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within 15 days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover. Without limiting or affecting the foregoing provisions in this Article, Tenant shall have the right to extend the Term for up to 2 months in accordance with
Section XIII of EXHIBIT E.


XXVI.    SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.

         A. Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self-operative, but is subject to subsection B and subsection C below. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord's interest in the Lease, Tenant shall, without charge, attorn to the successor-in-interest.

         B. Notwithstanding the foregoing, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement from Landlord's then current Mortgagee on such current Mortgagee's form of agreement attached hereto as EXHIBIT H. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Mortgagee. Upon request of Landlord, Tenant will execute the Mortgagee's form of non-disturbance, subordination and attornment agreement attached hereto as EXHIBIT H and return the same to Landlord for execution by the Mortgagee. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant from Landlord's current Mortgagee shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.

         C. Notwithstanding Section XXVI.A. above, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement in favor of Tenant from any future Mortgagee on such Mortgagee's then current standard form of agreement (which may contain substantially similar provisions as those set forth in EXHIBIT H). Notwithstanding the foregoing, Tenant shall have the right to attempt to negotiate commercially reasonable changes to such future Mortgagee's form of non-disturbance, subordination and attornment agreement. Upon agreement between Tenant and such future Mortgagee, Tenant will execute such non-disturbance, subordination and attornment agreement and return the same to the future Mortgagee for execution. If Tenant and any future Mortgagee are unable to agree upon the terms and conditions of the non-disturbance, subordination and attornment agreement, Tenant, upon request of such future Mortgagee, agrees to enter into a non-disturbance, subordination and attornment agreement on the form attached hereto as EXHIBIT H. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant from any future Mortgagee shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder, provided that if such future Mortgagee is unwilling to enter into a non-disturbance, subordination and attornment agreement with Tenant (either on a negotiated form or the form attached hereto as EXHIBIT H), this Lease shall not be subordinated to the Mortgage held by the future Mortgagee. If, however, Tenant is unwilling to enter into such non-disturbance, subordination and attornment agreement on the form attached hereto as EXHIBIT H, such refusal shall be considered to be a default hereunder by Tenant and Landlord shall have no further obligation to attempt to obtain a non-disturbance, subordination and attornment from such future Mortgagee.

         D. Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

XXVII.   ATTORNEYS' FEES.

         If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

XXVIII.  NOTICE.

         If a demand, request, approval, consent or notice (collectively referred to as a "notice") shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective Notice Address(es) set forth in
Article I, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier to occur of actual delivery (which, in the case of hand delivery, may be deemed "actually delivered" by posting same on the exterior door of the Premises or Landlord's management office, as the case may be) or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Without affecting the foregoing provisions in any manner, Landlord agrees that, in addition to delivering any notice to Tenant in the manner permitted hereunder, Landlord shall mail notices to Tenant that are posted on the door of the Premises to the most recent address (outside of the Premises) that Landlord has on file for Tenant. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

XXIX.    EXCEPTED RIGHTS.

         This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs (subject to the terms of Section VI of EXHIBIT E), (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas (subject to the terms of Section VI of EXHIBIT E) that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights above the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building's name; provided, however, Landlord shall not change the Building's name to include the name of a Tenant Competitor (as defined below) without the written consent of Tenant, so long as: (i) Tenant is not in monetary or material non-monetary default under this Lease beyond any applicable notice and cure period; and (ii) Tenant is leasing and occupying at least 50% of the rentable square footage of the Building. As used herein, a "Tenant Competitor" shall mean any entity whose primary business is generally recognized in the marketplace to be credit card transaction processing. Landlord has the right to change the Building's address, provided that Landlord shall use reasonable efforts to provide Tenant with at least 60 days prior notice with respect to a change in the Building's street address that will prohibit Tenant from receiving mail at the current address and in the event Landlord fails to provide Tenant with at least 60 days prior notice, Landlord shall reimburse Tenant for the cost of replacing all business stationery on hand (not to exceed a two month's supply) at the effective date of such change of address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant's ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord's employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent. In addition to the foregoing, if Landlord closes the Building for 90 consecutive day(s) pursuant to this Section (and such closure is not due to a casualty, in which case Article XVII shall control with respect to such matter) and Landlord is not diligently pursuing reopening the Building, Tenant, as its sole remedy, shall have the right to elect to terminate this Lease within 10 days after the expiration of said 90 day period without penalty, by delivering written notice to Landlord of its election thereof; provided, however, if Landlord is diligently pursuing the reopening of the Building, Tenant shall not be entitled to terminate the Lease but rather Tenant's sole remedy shall be to abate Rent as provided above.

XXX.     SURRENDER OF PREMISES.

         At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property (defined in Article
XV) from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with Article VIII. If Tenant fails to remove any of Tenant's Property within 2 Business Days after the termination of this Lease or of Tenant's right to possession, Landlord, at Tenant's sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant's Property without liability to Landlord. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant's Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant's Property. In addition, if Tenant fails to remove Tenant's Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant's Property to be abandoned, and title to Tenant's Property shall be deemed to be immediately vested in Landlord.

XXXI.    MISCELLANEOUS.

         A. This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

         B. Tenant shall not record this Lease or any memorandum without Landlord's prior written consent.

         C. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

         D. Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, civil disturbances and other causes beyond the reasonable control of the performing party ("Force Majeure"). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

         E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations. However, notwithstanding the foregoing, Landlord shall not be released from any obligations which arose prior to the date of such transfer unless Landlord's successor in interest shall have assumed such obligations of Landlord under this

                  Lease either by contractual obligation, assumption agreement or by operation of law.

         F. Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers, agents or finders claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers, agents or finders claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay a brokerage commission to Broker in accordance with the terms of a separate written commission agreement to be entered into by and between Landlord and Broker (the "Commission Agreement"), provided that in no event shall Landlord be obligated to pay a commission to Broker in connection with any extension of the Term or in connection with any additional space that is leased by Tenant pursuant to the terms of this Lease except as may specifically be provided otherwise in the Commission Agreement.

         G. Tenant covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (2) this Lease is binding upon Tenant; and (3) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

         H. Time is of the essence with respect to payment of Rent and Tenant's exercise of any expansion, renewal or extension rights, or other option granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

         I. The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant's and Landlord's obligations under Sections IV.A, IV.B., VIII, XIV, XX, XXV and XXX shall survive the expiration or early termination of this Lease.

         J. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party and any Mortgagee (defined in Article XXVI), if any, has approved the terms of this Lease if required pursuant to the terms of the mortgage loan documents relating to the Mortgage (defined in Article XXVI) of such Mortgagee.

         K. All understandings and agreements previously made between the parties are superseded by this Lease, and neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

         L. Tenant, within 15 days after request (but no more frequently than twice annually), shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Landlord, however, shall not require Tenant to provide such information unless Landlord is requested to produce the information in connection with a proposed financing or sale of the Building. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

         M. Tenant has only a usufruct, not subject to purchase or sale, which may not be assigned by Tenant except as expressly provided in this Lease.

XXXII.   ENTIRE AGREEMENT.

         This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents:

         EXHIBIT A-1    Outline and Location of Premises A
         EXHIBIT A-2    Outline and Location of Premises B
         EXHIBIT A-3    Legal Description of Land on which Building is located
         EXHIBIT A-4    Site Plan Showing Site of Future Building
         EXHIBIT A-5    Outline and Location of Storage Space
         EXHIBIT A-6    Outline and Location of Option Storage Space
         EXHIBIT B      Rules and Regulations
         EXHIBIT C      Commencement Letter (Intentionally Omitted)
         EXHIBIT D      Work Letter Agreement
         EXHIBIT E      Additional Provisions
         EXHIBIT F      HVAC Specifications
         EXHIBIT G      Cleaning Specifications
         EXHIBIT H      Subordination, Non-Disturbance and Attornment Agreement
         EXHIBIT I      Guaranty


         Landlord and Tenant have executed this Lease as of the day and year first above written.


                                LANDLORD:

                                EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY

                                By:  EOP Operating Limited Partnership,
                                     a Delaware limited partnership, its
                                     sole member

                                     By:  Equity Office Properties Trust,
                                          a Maryland real estate
                                          investment trust, its managing
                                          general partner

                                          By:
                                                -------------------------

                                          Name:
                                                -------------------------

                                          Title:
                                                -------------------------



                                TENANT:

                                NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP

                                By:
                                       ----------------------------

                                Name:
                                       ----------------------------

                                Title:
                                       ----------------------------

                                                                     EXHIBIT A-1

                       OUTLINE AND LOCATION OF PREMISES A


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

                    PREMISES A - 46,318 RENTABLE SQUARE FEET
                               SUITES 200 AND 300

                                                                     EXHIBIT A-2

                       OUTLINE AND LOCATION OF PREMISES B


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

                    PREMISES B - 44,468 RENTABLE SQUARE FEET
                        SUITES 110, 111, 400, 410 AND 500

                                                                     EXHIBIT A-3

         LEGAL DESCRIPTION OF THE LAND ON WHICH THE BUILDING IS LOCATED


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

ALL THAT TRACT or parcel of land lying and being in Land Lot 348 of the 18th District of DeKalb County, State of Georgia, being more particularly described as follows:

                                                                     EXHIBIT A-4

               SITE PLAN SHOWING SITE OF POTENTIAL FUTURE BUILDING


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

                                                                     EXHIBIT A-5

                      OUTLINE AND LOCATION OF STORAGE SPACE


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

                                                                     EXHIBIT A-6

                  OUTLINE AND LOCATION OF OPTION STORAGE SPACE


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

                                                                       EXHIBIT B

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing. Landlord agrees that, if a directory is not installed prior to the Commencement Date, then Landlord will install a directory board or other directory device in the main lobby of the Building as soon as reasonably possible following the Commencement Date.

5. Subject to Section XI.B. of the Lease, Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks installed by Landlord on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease. As of the date of this Lease, Landlord provides 2 keys per lock. Notwithstanding the foregoing, if Tenant performs the improvements in the Premises, Tenant shall furnish Landlord with a key for each lock to the entry doors in the Premises.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. The activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of property of Tenant shall be repaired at Tenant's sole expense.

9.       Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's sole and reasonable opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property, except for those substances as are typically found in similar premises used for general business office purposes and are being used by Tenant in accordance with all applicable laws, rules and regulations. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement and removal.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas space heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

16. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees, and then only if the operation does not violate the lease of any other tenant in the Building.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole reasonable opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

22. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits reasonably designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

                                                                       EXHIBIT C


                               COMMENCEMENT LETTER

                              INTENTIONALLY OMITTED

                                                                       EXHIBIT D

                                   WORK LETTER

         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

         A. Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and the Guaranty required hereunder, shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article IX.C. of this Lease, including, without limitation, approval by Landlord of the final plans and the contractors to be retained by Tenant to perform such Initial Alterations. Landlord's review of the plans shall be as soon as reasonably possible after receiving same from Tenant, but in any event Landlord shall approve or disapprove the plans within 5 Business Days after the date Landlord receives the plans from Tenant or the plans shall be deemed to have been approved by Landlord for the Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord hereby approves INTEGRA CONSTRUCTION, INC. as the general contractor to perform the Initial Alterations. Landlord's approval of any other contractors to perform the Initial Alterations shall not be unreasonably withheld.

                  As part of Tenant's Initial Alterations, Tenant, at its cost, shall be required to test and balance the HVAC system(s) serving the Premises using Landlord's recommended contractor for such purpose. Tenant shall promptly provide Landlord with a copy of the report generated by such contractor regarding such matter and Tenant, at its cost, shall promptly and properly rectify all problems noted in such report resulting from Tenant's improvement or other construction work in the Premises and otherwise comply with the actions recommended in such report resulting from Tenant's improvement or other construction work in the Premises.

         B. Landlord agrees to contribute the sum of $1,906,506.00 (i.e. $21.00 per rentable square foot in the initial Premises) (the "Allowance") toward the cost of performing the Initial Alterations in preparation of Tenant's occupancy of the Premises. The Allowance shall be paid in at least 2 installments, and each such payment shall be subject to the terms of Section D below. The first installment, equal to 51.5% of the total Allowance (the "Premises A Allowance"), shall be paid upon the later of the Commencement Date or 30 days after the date Tenant provides Landlord with all documentation described in Section D below as it relates to the Initial Alterations to be performed in Premises A. The second installment, equal to 48.5% of the total Allowance (the "Premises B Allowance"), shall be paid upon the later of (1) the earlier of (a) Premises B Commencement Date or (b) the date Tenant commences paying Base Rent for the entire Premises B, and (2) 30 days after the date Tenant provides Landlord with all documentation described in Section D below as it relates to the Initial Alterations to be performed in Premises B.

                  Notwithstanding the foregoing, if Tenant completes the Initial Alterations in one or more of the different suites comprising Premises B, as currently demised, then Landlord shall provide Tenant a proportionate share of the Premises B Allowance (based upon the rentable square footage in such suite comprising Premises B) upon the later of (x) the date Tenant commences paying Base Rent for such suite comprising Premises B, and (y) 30 days after the date Tenant provides Landlord with all documentation described in Section D below as it relates to the Initial Alterations to be performed in such suite comprising Premises B.

         C. The Allowance may be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Initial Alterations and for hard costs in connection with the Initial Alterations and for any other lawful purpose whatsoever designated by Tenant at its discretion, including, without limitation, cabling costs, purchase of furniture or equipment for the Premises, or the satisfaction of any other lease obligations of Tenant unrelated to this Lease. If Tenant does not use the entire Allowance within 12 months after the Premises B Commencement Date, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

         D. Subject to the terms of Section B above, until such time as the Initial Alterations have been completed and fully paid for with respect to Premises A or Premises B, as appropriate, the Allowance shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performed the Initial Alterations, within 30 days following receipt by Landlord of
                  (1) receipted bills covering all labor and materials expended and used in the Initial Alterations; (2) a sworn contractor's affidavit from the general contractor and a request to disburse from Tenant containing an approval by Tenant of the work done; (3) full and final waivers of lien; (4) as-built plans of the Initial Alterations; and (5) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. The Allowance shall be disbursed in the amount reflected in Section B hereof. Following the date the Initial Alterations have been completed and fully paid for with respect to Premises A or Premises B, as the case may be, as evidenced by the documentation described above, any remaining portion of the Premises A Allowance or the Premises B Allowance, as the case may be, shall be paid directly to Tenant. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured.

         E. Subject to Landlord's completion of the Landlord Lobby Work (as described in Section F below),Tenant agrees to accept the Premises in its "as-is" condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

         F. Landlord agrees, at its cost, to improve the ceilings in the elevator lobby areas on the 2nd and 3rd floors of the Building substantially similar to the ceilings, as previously improved by Landlord, in the elevator lobby areas on the 4th and 5th floors of the Building (the "Landlord Lobby Work"). Landlord shall use reasonable efforts to complete such work on or before the Commencement Date of this Lease and, if such work is not completed as of such date, Landlord shall diligently pursue completion of such work so that it is completed as soon as possible thereafter with as minimal interruption to Tenant's business as possible. Landlord and Tenant agree to work cooperatively with one another in order to enable Landlord to timely satisfy its obligations under this Section F.

         G. Tenant agrees, as part of the Initial Alterations, to improve the elevator lobby areas and connecting corridors on the 2nd and 3rd floors of the Building in a manner similar to, and to a standard no less than, that reflected in the elevator lobbies and connecting corridors on the 4th and 5th floors of the Building, as currently improved. Any finishes to be included in such areas of the 2nd and 3rd floors shall be reflected on the plans for the Initial Alterations, and shall be subject to Landlord's reasonable approval. In connection with such work, Tenant shall receive an additional allowance equal to $15,366.00 (the "Lobby Allowance"), which shall be payable to Tenant within 30 days after Landlord's receipt of the documentation described in Section D above in connection with such work.

         H. If the cost of the Initial Alterations exceeds the sum of the Allowance and Lobby Allowance (such excess is referred to herein as the "Excess Costs"), and provided Tenant is not in default under this Lease, Tenant shall have the right to borrow up to $10.00 per rentable square foot of the initial Premises) (the "Additional Allowance") from Landlord in order to finance the Excess Costs during the Term. Any Additional Allowance borrowed by Tenant hereunder shall be repaid to Landlord as Additional Rent in equal monthly installments throughout the initial Term at an interest rate equal to 12% per annum. If Tenant is in default under this Lease after the expiration of applicable cure periods, the entire unpaid balance of the Additional Allowance borrowed by Tenant shall become immediately due and payable and, except to the extent required by applicable law, shall not be subject to mitigation or reduction in connection with a reletting of the Premises by Landlord.

         I. This EXHIBIT D shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.


         Landlord and Tenant have executed this exhibit as of the day and year first above written.

                             LANDLORD:

                             EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY

                             By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                                  By: Equity Office Properties Trust, a Maryland
                                      real estate investment trust, its managing
                                      general partner

                                      By:            /s/ Mark Scully
                                            ---------------------------------

                                      Name:            Mark Scully
                                            ---------------------------------

                                      Title:         SVP - Southeast
                                            ---------------------------------



                             TENANT:

                             NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP

                             By:             /s/ David McMiller
                                    --------------------------------------

                             Name:              David McMiller
                                    --------------------------------------

                             Title:          SVP Human Resources
                                    --------------------------------------

                                                                       EXHIBIT E


                             ADDITIONAL PROVISIONS


         This Exhibit is attached to and made a part of the Lease dated as of _____________, 1999, by and between EOP-PERIMETER CENTER, L.L.C. ("Landlord") and NOVA GEORGIA SERVICES, L.P. ("Tenant") for space in the Building located at 219 Perimeter Center Parkway, Atlanta, Georgia 30346.

I.       PARKING.

         A. During the Term, Landlord shall make available up to 545 unreserved parking spaces (the "Spaces") in the Building surface parking lot ("Parking Area") for the use of Tenant and its employees. Up to 280 of such Spaces shall be available as of the Premises A Commencement Date, and the remaining Spaces shall be available as of the Premises B Commencement Date or, if Tenant occupies and commences paying Base Rent with respect to any portion of Premises B, then a portion of the remaining Spaces (proportionate to the rentable square footage in such portion of Premises B that Tenant is occupying) shall be made available to Tenant as of such date. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of reserved and unreserved Spaces set forth above.

         B. During the initial Term, the Spaces shall be available to Tenant free of charge.

         C. Except for particular spaces and areas designated by Landlord for handicap, visitor or reserved parking, all parking in the Parking Area serving the Building shall be on an unreserved, first-come, first-served basis.

         D. Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Parking Area regardless of whether such loss or theft occurs when the Parking Area is locked or otherwise secured. Except as caused by the negligence or willful misconduct of Landlord and without limiting the terms of the preceding sentence, Landlord shall not be liable for any loss, injury or damage to persons using the Parking Area or automobiles or other property therein, it being agreed that, to the fullest extent permitted by law, the use of the Spaces shall be at the sole risk of Tenant and its employees.

         E. Subject to Section K below, Landlord shall have the right from time to time to designate the location of reserved spaces, if any, to promulgate reasonable rules and regulations regarding the Parking Area, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

         F. Tenant shall not store or permit its employees to store any automobiles in the Parking Area without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Parking Area overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

         G. Landlord shall have the right to temporarily close the Parking Area or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Parking Area, if any.

         H. Tenant shall not assign or sublease any of the Spaces without the consent of Landlord. Landlord shall have the right to terminate this Parking Agreement with respect to any Spaces that Tenant attempts to sublet or assign.

         I. Landlord may elect to provide parking cards or keys to control access to the Parking Area. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

         J. Landlord hereby reserves the right to enter into a management agreement or lease with an entity for the Parking Area ("Parking Operator"). In such event, Tenant, upon request of Landlord, shall enter into a parking agreement with the Parking Operator (but shall not be required to pay the Parking Operator any charge or fee therefor), if any, established hereunder, and Landlord shall have no liability for claims arising through acts or omissions of the Parking Operator unless caused by Landlord's negligence or willful misconduct. It is understood and agreed that the identity of the Parking Operator may change from time to time during the Term. Tenant hereby consents to the assignment, from time to time, of the initial or any successor Parking Operator's interest in the Parking to another Parking Operator.

         K. Tenant is concerned that Landlord may designate all or a significant number of the parking spaces located in the first rows of parking on the east and west sides of the Building as reserved parking for use by a tenant of the Building other than Tenant. Therefore, notwithstanding anything to the contrary contained herein, Landlord agrees that, so long as Tenant leases and occupies at least 50% of the rentable square footage in the Building, Landlord will always retain a proportionate share (i.e. equal to Tenant's Pro Rata Share, as described in Section I.E. of this Lease) of such parking spaces in the first row of parking on the east and west sides of the Building as non-reserved or, if reserved, such spaces will be reserved for the benefit of Tenant or its permitted successors or assigns. It is agreed that parking spaces reserved for use by Landlord and its staff (up to 4 parking spaces) or designated as handicap or visitor parking shall not be considered "reserved" for purposes of this Section K.

II. PARKING DECK STRUCTURE. Tenant shall have the right to build a parking deck for the use of Tenant, its employees, contractors, visitors and invitees at any time during the Term. It is agreed that the construction of the parking deck will be completed at Tenant's sole cost and expense. The location, plans and specifications of the parking deck shall comply with all laws, statutes, ordinances, rules and regulations of any governmental authority having jurisdiction and shall be subject to Landlord's and governmental approval. Tenant, at its cost, shall be responsible for all taxes, maintenance, repair and replacement of the parking deck. Tenant, at its cost, shall insure the parking deck against casualty loss and provide evidence of same, naming Landlord as an additional insured thereunder, as described in
         Article XV of this Lease. Tenant's insurance obligations described in
         Article XV of the Lease shall be equally applicable to the parking deck. The terms and provisions of Article XIV of the Lease shall be equally applicable with respect to the parking deck and, for such purpose, the parking deck shall be deemed a part of the Premises. At the expiration or earlier termination of this Lease, the parking deck shall be deemed transferred to Landlord and, upon request of Landlord, Tenant shall deliver a Bill of Sale or such other documents as Landlord may require to evidence such transfer.

III.     RIGHT OF FIRST OFFER/ RIGHT OF FIRST REFUSAL.

         It is intended that Tenant shall have a right of first offer with respect to any space that becomes available in the Building described in Section I.A. of this Lease or in the Building located at 223 Perimeter Center Parkway in Atlanta, Georgia ("Building 223"). However, if Tenant fails to exercise its right of first offer with respect to a particular space, whether because Tenant was uninterested in such space at the time Landlord offered it to Tenant pursuant to the right of first offer or because Tenant was unable to exercise its right of first offer because Tenant was in violation of one or more of the conditions described in Paragraph A of this Section III, then the parties intend that Tenant shall nonetheless have a right of first refusal on any portion of such space which is later desired by a prospective tenant. The foregoing shall be in accordance with and subject to the following provisions of this Section III.

         A.       Grant of Right of First Offer.

                  1. Tenant shall have the one time right of first offer (the "Right of First Offer") with respect to (a) any space in the Building hereunder (as described in Section I.A. of this Lease), and (b) any space in Building 223 (as described above in this Section
                           III). Any space which becomes available for lease, as described in Section III.A.2. below, whether located in the Building hereunder or in Building 223, is referred to herein as an "Offering Space".

                  2. Each such Right of First Offer shall be exercised as follows: At any time after Landlord has determined that any particular Offering Space located in the Building or Building 223 will become available for lease [meaning that the existing tenant in such space, Federated Department Stores, or its successor, has waived its renewal rights with respect to any particular Offering Space or the time period for Federated Department Stores or its successors to exercise any such renewal rights has expired (such renewal rights are currently scheduled to expire June 30, 2000)] (but prior to leasing such Offering Space to a party other than the existing tenant or occupant of such Offering Space pursuant to the exercise of currently existing renewal or extension rights), Landlord shall advise Tenant (the "ROFO Advice") that such particular Offering Space in the Building or Building 223 is available for lease. Upon receipt of the ROFO Advice, Tenant shall have the right to lease such Offering Space, in its entirety, on the terms and conditions described in
                           Section III.C below by delivering written notice of exercise to Landlord ("Notice of Exercise") within 7 days after Tenant's receipt of the ROFO Advice. However, notwithstanding anything to the contrary contained herein, Tenant shall have no such Right of First Offer with respect to such Offering Space and Landlord need not provide Tenant with a ROFO Advice with respect to such Offering Space if:

                           a. Tenant is in default under the Lease beyond any applicable notice and cure period at the time Landlord would otherwise deliver the ROFO Advice; or

                           b. more than 25% of the Premises is sublet at the time Landlord would otherwise deliver the ROFO Advice; or

                           c. the Lease has been assigned other than to a Permitted Transferee (as defined in Section XII.E of this Lease) or an Affiliate of Tenant (as defined in Section I.S. of this Lease) prior to the date Landlord would otherwise deliver the ROFO Advice; or

                           d. Tenant or an Affiliate of Tenant is not occupying the Premises on the date Landlord would otherwise deliver the ROFO Advice; or

                           e. the Offering Space is not intended for the exclusive use of Tenant during the Term; or

                           f. the existing tenant in the Offering Space is interested in extending or renewing its lease for the Offering Space or entering into a new lease for such Offering Space pursuant to the exercise of currently existing renewal or extension rights of such tenant.

                  If Tenant fails to exercise its Right of First Offer with respect to a particular Offering Space, Tenant shall nonetheless continue to have a Right of First Offer with respect to any other Offering Space which becomes available for Lease, as described in this Section 2.

         B. Right of First Refusal. Notwithstanding anything herein to the contrary, if Tenant fails to exercise its Right of First Offer with respect to a particular Offering Space which was offered to Tenant, whether because Tenant was uninterested in such Offering Space at the time or because Tenant had failed to satisfy the conditions described in Paragraph A above, Tenant shall nonetheless have a right of first refusal (the "Right of First Refusal") with respect to such particular Offering Space (or the portion which a Prospect
                  (as defined below) is interested in). Tenant's Right of First Refusal shall be exercised as follows: when Landlord has a prospective tenant ("Prospect") interested in leasing the Offering Space (or a portion thereof), as evidenced by an acceptable letter of intent negotiated at arms length with a bona fide, unaffiliated party, Landlord shall advise Tenant (the "RFR Advice") that a Prospect is interested in leasing the Offering Space (or portion thereof) in the Building or Building 223 (such space desired by the Prospect is also referred to herein as "Offering Space"). Tenant shall have the right to lease the Offering Space (or portion thereof) desired by the Prospect, on the terms and conditions described in Section III.C. below, by providing Landlord with Notice of Exercise within 7 days after Tenant's receipt of the RFR Advice, except that Tenant shall have no such Right of First Refusal and Landlord need not provide Tenant with a RFR Advice with respect to such Offering Space if Tenant is in violation of one or more of the conditions set forth in subsections III.A.2.(a) - (f) above (it being agreed that all references to the "ROFO Advice" in subsections III.A.2.
                  (a) - (f) above shall instead refer to the "RFR Advice" when it pertains to this Section III.B.).

         C. Terms for Offering Space. The terms for each Offering Space, whether added to the Premises as a result of Tenant's exercise of the Right of First Offer or as a result of Tenant's exercise of the Right of First Refusal, shall be as follows:

                  1. The term(s) for each Offering Space shall commence upon the commencement date stated in the ROFO Advice or RFR Advice, as applicable, and thereupon such space shall be considered a part of the Premises, provided that Tenant shall not be entitled to receive any abatements, allowances or other financial concessions granted with respect to the initial Premises except as specifically set forth herein with respect to the Offering Space. The term for each Offering Space shall end on the Termination Date of this Lease, as same may be extended, it being the intention of the parties that the Term for the initial Premises and the term for each Offering Space shall be coterminous.

                  2.       With respect to Offering Space in Building 223:

                           a. Tenant shall pay Base Rent and Additional Rent for the Offering Space in Building 223 in accordance with the terms and conditions described in the ROFO Advice or RFR Advice, as applicable, which terms and conditions shall reflect the Prevailing Market rate (described in Section III.G. below) for the Offering Space as determined in Landlord's reasonable judgment. Notwithstanding the foregoing, if Tenant, in its reasonable judgment, determines that the rate set forth in the ROFO Advice or RFR Advice, as applicable, does not accurately reflect the Prevailing Market rate for the Offering Space, Tenant shall have the right to provide Landlord with a Notice of Exercise that is specifically conditioned upon Landlord's and Tenant's agreement on the Prevailing Market rate for the Offering Space. In such event, for a period of fifteen (15) days after the date of Tenant's Notice of Exercise, Landlord and Tenant shall work together in good faith to determine the Prevailing Market rate for the Offering Space. If Landlord and Tenant fail to agree upon the Prevailing Market rate within such 15 day period, Tenant, by written notice to Landlord (the "Arbitration Notice") within 15 days after the expiration of such 15 day period, shall have the right to have the Prevailing Market rate determined in accordance with the following arbitration procedures described in Subsection (b) below. If Tenant fails to exercise its right to arbitrate, Tenant's Right of First Offer (or Right of First Refusal, as applicable) with respect to such Offering Space shall be deemed to be null and void and of no further force and effect, subject to Tenant's continuing Right of First Refusal with respect to such Offering Space in Building 223 as described in Section III.E.2 below. Tenant's failure to specifically condition its Notice of Exercise as described above in this subsection 2 shall be deemed an acceptance of the Prevailing Market rate designated by Landlord.

                           b.       Arbitration Procedure.

                                    i.       If Tenant provides Landlord with
                                             an Arbitration Notice, Landlord
                                             and Tenant, within 10 days after
                                             the date of the Arbitration
                                             Notice, shall each simultaneously
                                             submit to the other, in a sealed
                                             envelope, its good faith estimate
                                             of the Prevailing Market rate for
                                             the Offering Space (collectively
                                             referred to as the "Estimates").
                                             If the Estimates are the same,
                                             then Prevailing Market rate shall
                                             be the rate in the Estimates. If
                                             the Prevailing Market rate is not
                                             resolved by the exchange of
                                             Estimates, Landlord and Tenant,
                                             within 7 days after the exchange
                                             of Estimates, shall each select an
                                             appraiser meeting the
                                             qualifications below to determine
                                             which of the two Estimates most
                                             closely reflects the Prevailing
                                             Market rate for the Offering
                                             Space.

                                             Each appraiser so selected shall be
                                             certified as an MAI appraiser or as
                                             an ASA appraiser and shall have had
                                             at least 5 years experience within
                                             the previous 10 years as a real
                                             estate appraiser working in the
                                             central Perimeter submarket in
                                             Atlanta, Georgia, with working
                                             knowledge of current rental rates
                                             and practices. For purposes of this
                                             Lease, an "MAI" appraiser means an
                                             individual who holds an MAI
                                             designation conferred by, and is an
                                             independent member of, the American
                                             Institute of Real Estate Appraisers
                                             (or its successor organization, or
                                             in the event there is no successor
                                             organization, the organization and
                                             designation most similar), and an
                                             "ASA" appraiser means an individual
                                             who holds the Senior Member
                                             designation conferred by, and is an
                                             independent member of, the American
                                             Society of Appraisers (or its
                                             successor organization, or, in the
                                             event there is no successor
                                             organization, the organization and
                                             designation most similar).

                                    ii.      Upon selection, Landlord's and
                                             Tenant's appraisers shall work
                                             together in good faith to agree
                                             upon which of the two Estimates
                                             most closely reflects the
                                             Prevailing Market rate for the
                                             Offering Space. The Estimate
                                             chosen by such appraisers shall be
                                             binding on both Landlord and
                                             Tenant as the Base Rent rate for
                                             the Offering Space, subject to the
                                             terms of Subsection b.iii. below.
                                             If either Landlord or Tenant fails
                                             to appoint an appraiser within the
                                             7 day period referred to above,
                                             the appraiser appointed by the
                                             other party shall be the sole
                                             appraiser for the purposes hereof.
                                             If the two appraisers cannot agree
                                             upon which of the two Estimates
                                             most closely reflects the
                                             Prevailing Market within 20 days
                                             after their appointment, then,
                                             within 10 days after the
                                             expiration of such 20 day period,
                                             the 2 appraisers shall select a
                                             third appraiser meeting the
                                             aforementioned criteria. Once the
                                             third appraiser has been selected
                                             as provided for above, then, as
                                             soon thereafter as practicable but
                                             in any case within 14 days, the
                                             third appraiser shall make his
                                             determination of which of the two
                                             Estimates most closely reflects
                                             the Prevailing Market rate and
                                             such Estimate shall be binding on
                                             both Landlord and Tenant as the
                                             Base Rent rate for the Offering
                                             Space, subject to the terms of
                                             Subsection b.iii below. If the
                                             third appraiser believes that
                                             expert advice would materially
                                             assist him, he may retain one or
                                             more qualified persons, to provide
                                             such expert advice. The parties
                                             shall share equally in the costs
                                             of the third appraiser and of any
                                             experts retained by the
                                            third appraiser. Any fees of any
                                            appraiser, counsel or experts
                                            engaged directly by Landlord or
                                            Tenant, however, shall be borne by
                                            the party retaining such appraiser,
                                            counsel or expert.

                                    iii.    Notwithstanding anything to the
                                            contrary contained herein, the
                                            parties hereby agree that Landlord
                                            shall not be obligated to accept a
                                            Prevailing Market rate for the
                                            Offering Space that is less than
                                            the then current Base Rent rate for
                                            the initial Premises, per rentable
                                            square foot per annum (the "Minimum
                                            Prevailing Market Rate"),
                                            regardless of any determination of
                                            Prevailing Market rate made by the
                                            appraisers, as described above.

                                    iv.      If the Prevailing Market rate has
                                             not been determined by the
                                             commencement date of the term for
                                             the Offering Space, Tenant shall
                                             pay Base Rent for the Offering
                                             Space upon the terms and
                                             conditions in effect for the
                                             initial Premises until such time
                                             as the Prevailing Market rate has
                                             been determined. Upon such
                                             determination, the Base Rent for
                                             the Offering Space shall be
                                             retroactively adjusted to the
                                             commencement of the term for the
                                             Offering Space. If such adjustment
                                             results in an underpayment of Base
                                             Rent by Tenant, Tenant shall pay
                                             Landlord the amount of such
                                             underpayment within 30 days after
                                             the determination thereof. If such
                                             adjustment results in an
                                             overpayment of Base Rent by
                                             Tenant, Landlord shall credit such
                                             overpayment against the next
                                             installment of Base Rent due under
                                             the Lease and, to the extent
                                             necessary, any subsequent
                                             installments until the entire
                                             amount of such overpayment has
                                             been credited against Base Rent.

                           c. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, unless the ROFO Advice or RFR Advice, as applicable, specifies any work to be performed by Landlord in the Offering Space, in which case Landlord shall perform such work in the Offering Space.

                  3.       With respect to Offering Space in the Building:

                           a. The initial annual Base Rent rate per square foot for the Offering Space shall be the Base Rent rate per square foot for the Premises on the date the term for the Offering Space commences. The Base Rent rate for the Offering Space shall increase at such times and in such amount as Base Rent for the Premises, it being the intent of Landlord and Tenant that the Base Rent rate per rentable square foot for the Offering Space shall always be the same as the Base Rent rate per rentable square foot for the initial Premises.

                           b. Tenant shall pay Additional Rent for the Offering Space on the same terms and conditions as described in Article IV of this Lease, including, without limitation, a Base Year of 2000.

                           c. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences.

                           d. Tenant shall be entitled to receive an improvement allowance (the "Work Allowance") per rentable square foot in the Offering Space leased by Tenant in an amount determined by multiplying $0.2188 by the number of full calendar months remaining in the initial Term on the commencement date for the Offering Space. For example, if there are 48 full calendar months remaining in the initial Term on the commencement date of the Offering Space, Tenant shall be entitled to receive a Work Allowance of $10.51 per rentable square foot in the Offering Space ($0.2188 x 48 months = $10.51). Such Work Allowance shall be applied toward the cost of initial improvements to be performed in the Offering Space (the "Improvements"), including the cost of preparing plans, drawings and specifications in connection therewith. The Work Allowance shall be disbursed, up to the cost of the Improvements, within 30 days after delivery to Landlord of all documentation described in Section D of EXHIBIT D of this Lease relating to the Improvements in the Offering Space. Any portion of the Work Allowance exceeding the cost of Improvements in the Offering Space may be used by Tenant for any lawful purpose and shall be paid to Tenant within 30 days following the later of (i) completion of any Improvements in the Offering Space,
                                    (ii) Landlord's receipt of evidence of
                                    payment in full for all such Improvements, and (iii) delivery to Landlord of all documentation described in Section D of EXHIBIT D of this Lease with respect to all such Improvements. Landlord shall have no obligation to disburse any portion of the Work Allowance following the date which is 12 months after the date Tenant is obligated to commence paying Base Rent for such Offering Space. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Work Allowance during the continuance of an uncured Monetary or material non-Monetary default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured. If Landlord enters into the general contract for the performance of the Improvements, then Landlord shall be entitled to deduct from the Work Allowance a construction management fee for Landlord's oversight of the Improvements in an amount equal to 4.5% of the total cost of the Improvements. If Tenant enters into the general contract for the performance of such work, then Landlord shall be entitled to a fee as described in Section IX.C of this Lease.

         D.       Offering Amendment.

                  1. If Tenant exercises its Right of First Offer or Right of First Refusal, Landlord shall prepare an amendment (the "Offering Amendment") adding the applicable Offering Space to the Premises on the terms set forth herein and reflecting the changes in the Base Rent, Rentable Square Footage of the Premises, Tenant's Pro Rata Share and other appropriate terms.

                  2. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) executed by Tenant and returned to Landlord within 10 Business Days thereafter, but an otherwise valid exercise of the Right of First Offer or Right of First Refusal shall, at Landlord's option, be fully effective whether or not the Offering Amendment is executed.

         E.       Termination of Right of First Offer and Right of First
                  Refusal.

                  1. Tenant's Right of First Offer with respect to a particular Offering Space shall terminate on the earlier to occur of: (i) September 30, 2005; (ii) Tenant's failure to exercise its Right of First Offer within the 7 day period following Tenant's receipt of the ROFO Advice, as provided in Paragraph A above, with respect to the particular Offering Space which was offered to Tenant, and (iii) the date Landlord would have provided Tenant a ROFO Advice with respect to the particular Offering Space if Tenant had not been in violation of one or more of the conditions set forth in subsections III.A.2(a)-(e) above. However, Tenant shall continue to have a Right of First Refusal with respect to any portion of such Offering Space which a Prospect desires, as described in Section III.B above, but subject to the termination of Tenant's Right of First Refusal with respect to such Offering Space, as described in Section III.E.2 below.

                  2. Tenant's Right of First Refusal with respect to a particular Offering Space (or portion thereof) desired by a Prospect shall terminate on the earlier to occur of: (i) September 30, 2005; (ii) Tenant's failure to exercise its Right of First Refusal within the 7 day period following Tenant's receipt of the RFR Advice, as provided in Paragraph B above, with respect to the particular Offering Space(or portion thereof) desired by the Prospect, and (iii) the date Landlord would have provided Tenant a RFR Advice with respect to the particular Offering Space(or portion thereof) desired by the Prospect if Tenant had not been in violation of one or more of the conditions set forth in subsections III.A.2(a)-(e) above. Notwithstanding the foregoing, if (A) Tenant was entitled to exercise its Right of First Refusal, but failed to provide Landlord with a Notice of Exercise within the 7 day period provided in paragraph B above, or if Tenant provided Landlord with a Notice of Exercise but Landlord and Tenant failed to agree upon the Prevailing Market rate for the Offering Space in Building 223 as described in
                           Section III.C.2.a above, and (B) Landlord does not enter into a lease for the Offering Space with the Prospect which triggered the RFR Advice, or any entity or individual affiliated with or related to such Prospect (collectively, the "Trigger Prospect"), then Tenant shall once again have a Right of First Refusal with respect to such Offering Space, and Landlord will issue a new RFR Advice to Tenant for such Offering Space when Landlord has a Prospect, other than the Trigger Prospect, for such Offering Space in Building 223 as described in
                           Section III.B. above. In addition, if Landlord does enter into a lease for the Offering Space, Tenant shall have a Right of First Refusal on such Offering Space (subject to the terms hereof) upon the expiration of the lease with the Prospect that leased the Offering Space.

         F. Notwithstanding anything herein to the contrary, Tenant's Right of First Offer and Right of First Refusal are subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of Federated Department Stores, Inc. existing on the date hereof.

         G. Prevailing Market Rate. For purposes hereof, Prevailing Market rate shall mean the annual rental rate per square foot for space comparable to the particular Offering Space in Building 223 and office buildings comparable to Building 223 in the central Perimeter submarket in Atlanta, Georgia under leases and renewal and expansion amendments being entered into at or about the time that Prevailing Market is being determined, giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating operating expenses and taxes (which items, if any, shall be provided to Tenant to the extent considered in determining Prevailing Market rate). Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the term is for less than the term of the Offering Space, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and/or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

         H.       Memorandum of Option.

                  1. Tenant, at its option, may execute and record a memorandum of option, at Tenant's cost, to notice any potential future owner of Building 223 that Tenant holds a Right of First Offer and Right of First Refusal affecting Building 223, as described herein, provided such memorandum is approved by Landlord. The memorandum shall specifically provide that the Right of First Offer and Right of First Refusal affecting Building 223 shall automatically expire, and Tenant agrees to execute and record, at its cost, a release of such memorandum, upon the earlier of (i) expiration or earlier termination of this Lease; (ii) Tenant's exercise, waiver or failure to timely exercise its Right of First Offer and Right of First Refusal with respect to all of the Offering Space in Building 223, subject to Tenant's recurring Right of First Refusal rights as described in Section III.E.2 above, or (iii) September 30, 2005.

                  2. If Landlord does not own Building 223 at the time Tenant exercises its Right of First Offer or Right of First Refusal with respect to a particular Offering Space in Building 223, then Tenant and the owner of Building 223 shall enter into a lease for such Offering Space upon terms substantially similar to those contained in this Lease, modified as appropriate to reflect the terms and conditions relating to such space as described herein.

IV.      ADDITIONAL SPACE IN FUTURE BUILDING.

         A. If Landlord constructs an office building on the currently vacant site located north of the Building, as shown on the site plan attached hereto as EXHIBIT A-4 (such future building, if constructed, shall be referred to herein for convenience purposes only as the "Future Building"), and such construction was not performed as a "build to suit" for a prospective purchaser or prospective tenant of the site, then, prior to entering into an agreement to lease space in the Future Building with another party other than Tenant, Landlord shall provide Tenant with a written notice (the "Initial Future Building Notice") that space will be available in the Future Building and, within 30 days after Tenant's receipt of such notice, Tenant shall have the right to provide written notice to Landlord of its desire to lease additional space in the Building (the "Additional Space Notice"), which Additional Space Notice shall specify the approximate additional square footage that Tenant desires to lease (referred to herein as the "Additional Space"). Notwithstanding the foregoing, Landlord shall not be required to provide Tenant with an Initial Future Building Notice nor shall Landlord be required to respond to Tenant's Additional Space Notice if:

                  1. Tenant is in default under the Lease beyond any applicable notice and cure period at the time Landlord would otherwise deliver the Initial Future Building Notice; or

                  2. more than 25% of the Premises is sublet at the time Landlord would otherwise deliver the Initial Future Building Notice; or

                  3. the Lease has been assigned other than to a Permitted Transferee (as defined in Section XII.E of this Lease) or an Affiliate of Tenant (as defined in
                           Section I.S. of this Lease) prior to the date Landlord would otherwise deliver the Initial Future Building Notice; or

                  4. Tenant or an Affiliate of Tenant is not occupying the Premises on the date Landlord would otherwise deliver the Initial Future Building Notice; or

                  5. the Additional Space is not intended for the exclusive use of Tenant during the Term.

                  B. Within a reasonable time after receiving Tenant's Additional Space Notice (not to exceed 30 days), Landlord shall advise Tenant in writing (the "Future Building Advice") of the terms, determined in good faith by Landlord, under which Landlord would be willing to lease the Additional Space to Tenant. If Tenant does not desire to lease such Additional Space upon the terms and conditions designated by Landlord, Tenant shall provide Landlord with written notice of rejection (the "Rejection Notice") and Landlord and Tenant shall work together in good faith to agree upon mutually acceptable terms and conditions for the Additional Space. Upon agreement between Landlord and Tenant regarding the terms for the Additional Space, Landlord and Tenant shall enter into an amendment, upon such terms, to add such Additional
                  Space to the Premises. If Landlord and Tenant are unable to agree upon the terms for such Additional

                  Space within 30 days after Tenant's receipt of Landlord's Future Building Advice, neither party shall have any further obligation to the other under this Section IV and this Lease shall continue in full force and effect with respect to the then existing Premises.

V.       RENEWAL OPTION.

         A. Tenant shall have the right to extend the Term (the "Renewal Option") for one additional period of 5 years commencing on the day following the Termination Date of the initial Term and ending on the 5th anniversary of the Termination Date (the "Renewal Term"), if:

                  1. Landlord receives notice of exercise ("Initial Renewal Notice") not less than 12 full calendar months prior to the expiration of the initial Term and not more than 15 full calendar months prior to the expiration of the initial Term; and

                  2. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as defined in Section D below); and

                  3. No more than 25% of the Premises is sublet at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and

                  4. The Lease has not been assigned other than to a Permitted Transferee (as defined in Section XII.E of this Lease) or an Affiliate of Tenant (as defined in
                           Section I.S. of this Lease) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

         B. The initial Base Rent rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises.

         C. Tenant shall pay Additional Rent (i.e. Tenant's Pro Rata Share of Expense Excess and Tenant's Pro Rata Share of Tax Excess) for the Premises during the Renewal Term in accordance with Article IV of the Lease. Any change in the Base Year, if any, will be properly reflected in the Renewal Amendment (as defined below) and shall be considered when determining the Prevailing Market rate.

         D. Within 30 days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the Premises for the Renewal Term. Tenant, within 15 days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option, or
                  (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such 15 day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market rate for the Premises during the Renewal Term. Upon agreement, Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market rate for the Premises within 30 days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's Renewal Option shall be null and void and of no force and effect.

         E. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rent, Base Year, if any, Term, Termination Date and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after receipt of the Binding Notice and Tenant shall execute and return the Renewal Amendment to Landlord within 15 days after Tenant's receipt of same, but an otherwise valid exercise of the Renewal Option shall, at Landlord's option, be fully effective whether or not the Renewal Amendment is executed.

         F. For purposes hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in the central Perimeter submarket of Atlanta, Georgia. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as brokerage commissions, tenant concessions, tenant improvement allowances and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes (which items, if any, shall be provided to Tenant to the extent considered in determining the Prevailing Market rate for the Renewal Term). The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.

VI.      ROOFTOP SPACE.

         A. Provided Tenant selects a location on the roof of the Building, reasonably acceptable to Landlord, for the installation of the Dish/Antenna (defined below) (the "Roof Space") in accordance with this Section VI within 12 months after the Premises B Commencement Date, then Tenant shall have the right to install and maintain the Dish/Antenna in the Roof Space during the initial Term and any extension thereof in accordance with this Section VI. The Roof Space shall not exceed 40 square feet. However, if Tenant fails to so designate the Roof Space, reasonably acceptable to Landlord, within such 12 month period, then Tenant's rights under this Section VI shall be subject to availability of space on the roof of the Building for such purpose, as reasonably determined by Landlord.

                  Subject to the foregoing, during the initial Term and any extension thereof, Tenant shall have the right, in consideration for payments of $300.00 per month (the "Dish/Antenna Payments") commencing as of the date Tenant installs any equipment in the Roof Space (the "Dish/Antenna Payment Commencement Date") (upon each and every anniversary of the Dish/Antenna Payment Commencement Date during the initial Term and any renewal thereof, the Dish/Antenna Payments shall increase by 5%, rounded to the nearest dollar, from the rate in effect at the end of the immediately preceding year), to lease space on the roof of the Building for the purpose of installing (in accordance with Section IX.C. of the Lease), operating and maintaining a dish/antenna or other communication device approved by the Landlord (the "Dish/Antenna"). The Dish/Antenna Payments shall constitute Additional Rent under the terms of the Lease and Tenant shall be required to make these payments, commencing as of the date Tenant installs any equipment in the Roof Space, in strict compliance with the terms of Section IV of the Lease.

                  Landlord reserves the right to relocate the Roof Space as reasonably necessary during the Term, as same may be extended, with at least 30 days notice. Landlord's designation shall take into account Tenant's use of the Dish/Antenna. Notwithstanding the foregoing, Tenant's right to install the Dish/Antenna shall be subject to the approval rights of Landlord and Landlord's architect and/or engineer with respect to the plans and specifications of the Dish/Antenna, the manner in which the Dish/Antenna is attached to the roof of the Building and the manner in which any cables are run to and from the Dish/Antenna. The precise specifications and a general description of the Dish/Antenna along with all documents Landlord reasonably requires to review the installation of the

                  Dish/Antenna (the "Plans and Specifications") shall be submitted to Landlord for Landlord's written approval no later than 20 days before Tenant commences to install the Dish/Antenna. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Dish/Antenna. Tenant shall notify Landlord upon completion of the installation of the Dish/Antenna. If Landlord determines that the Dish/Antenna equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Dish/Antenna or that the installation was defective, Landlord shall notify Tenant of any noncompliance or detected problems and Tenant immediately shall cure the defects. If the Tenant fails to promptly cure the defects, Tenant shall pay to Landlord upon demand the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation. If Landlord, in its reasonable discretion, deems it reasonably necessary, and if, at the time Landlord approves the plans and specifications for the Dish/Antenna, or within 30 days after installation of the Dish/Antenna, Landlord informs Tenant that aesthetic screening will be necessary, then Tenant shall provide and install, at Tenant's sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Landlord, for the Dish/Antenna (the "Aesthetic Screening").

         B. Landlord agrees that Tenant, upon reasonable prior written notice to Landlord, shall have access to the roof of the Building and the Roof Space for the purpose of installing, maintaining, repairing and removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Tenant or Tenant's authorized representative or contractors, which shall be approved by Landlord, at Tenant's sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, FCC inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building and the Roof Space in order to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits. If Tenant requires access to the Roof Space to service or otherwise deal with the Dish/Antenna in an emergency, Tenant may obtain access by contacting the security personnel for the Perimeter project.

         C. It is further understood and agreed that the installation, maintenance, operation and removal of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, is not permitted to damage the Building or the roof thereof, or interfere with the use of the Building and roof (other than the Roof Space) by Landlord. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building which may be caused by Tenant or any of its agents or representatives.

         D. Tenant agrees to install only equipment of types and frequencies which will not cause unreasonable interference to Landlord or existing tenants of the Building. In the event Tenant's equipment causes such interference, Tenant will change the frequency on which it transmits and/or receives and take any other steps necessary to eliminate the interference. If said interference cannot be eliminated within a reasonable period of time, in the reasonable judgment of Landlord, then Tenant agrees to remove the Dish/Antenna from the Roof Space. Landlord agrees to include a provision similar to that contained in this Section D in all future rooftop agreements Landlord may enter into with respect to the Building.

         E. Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Dish/Antenna in a good and workmanlike manner, and in compliance with all Building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation, the Federal Communications Commission (the "FCC"), the Federal Aviation Administration ("FAA") or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, the Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of

                  Tenant's equipment. Tenant has the responsibility of carrying out the terms of its FCC license (to the extent required to be obtained) in all respects. The Dish/Antenna shall be connected to Landlord's power supply in strict compliance with all applicable Building, electrical, fire and safety codes. Neither Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Dish/Antenna or the Roof Space because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any other tenant, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Landlord, and subject to the following, Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Any interruption or termination of electrical service serving the Roof Space due to the application of Laws, the failure of any Building equipment, the performance of repairs, improvements or alterations by Landlord, or the occurrence of any event or cause beyond the reasonable control of Landlord is referred to herein as a "Roof Top Service Failure". If Tenant is unable to use the Dish/Antenna for a period in excess of 3 consecutive Business Days as a result of the Roof Top Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of the Dish/Antenna Payments payable hereunder during the period beginning on the 4th consecutive Business Day of the Roof Top Service Failure and ending on the day the electrical service has been restored to the Roof Top Space. In no event, however, shall Landlord be liable to Tenant for any loss or damage arising out of or in connection with the Roof Top Service Failure. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant's representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space.

         F. The Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant's right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant's equipment placed on or about the roof or in any other part of the Building in proper operating condition and maintain same in satisfactory condition as to appearance and safety in Landlord's reasonable discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any other tenants or Landlord. Tenant agrees that at all times during the Term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Tenant or Tenant's agents, employees or contractors.

         G. In light of the specialized nature of the Dish/Antenna, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties granted to Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Tenant's option, to perform such work in conjunction with Tenant's contractor. In the event the Landlord contemplates roof repairs that could affect Tenant's Dish/Antenna, or which may result in an interruption of the Tenant's telecommunication service, Landlord shall formally notify Tenant at least 30 days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service. If any such interruption of service lasts more than 3 consecutive Business Days, then, beginning on the 4th consecutive Business Day, Tenant's right to abate the Dish/Antenna Payments as described in Section E above shall apply.

         H. Tenant shall not allow any provider of telecommunication, video, data or related services ("Communication Services") to locate any equipment on the roof of the Building or in the Roof Space for any purpose whatsoever (other than equipment leased to Tenant by any such provider specifically for use exclusively in connection with Tenant's business in the Premises), nor may Tenant use the Roof Space and/or Dish/Antenna to provide Communication Services to an unaffiliated tenant, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated tenant, occupant or licensee of the Building or any other building.

         I. Tenant acknowledges that Landlord may at some time establish a standard license agreement (the "License Agreement") with respect to the use of roof space by tenants of the Building. Tenant, upon request of Landlord, shall enter into such License Agreement with Landlord provided that such agreement does not materially alter the rights of Tenant hereunder with respect to the Roof Space and in no event shall Tenant be obligated to pay more for its use of the Roof Space than as described in this Section VI.

         J. Tenant specifically acknowledges and agrees that the terms and conditions of Article XIV of the Lease (Indemnity and Waiver of Claims) shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Tenant, its representatives, agents, employees or contractors.

         K. If Tenant defaults under any of the terms and conditions of this Section or the Lease, and Tenant fails to cure said default within the time allowed by Article XIX of the Lease, Landlord shall be permitted to exercise all remedies provided under the terms of the Lease, including removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and restoring the Building and the Roof Space to the condition that existed prior to the installation of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any. If Landlord removes the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, as a result of an uncured default, Tenant shall be liable for all costs and expenses Landlord incurs in removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and repairing any damage to the Building, the roof of the Building and the Roof Space caused by the installation, operation or maintenance of the Dish/Antenna, the appurtenances, and the Aesthetic Screening, if any.

VII.     STORAGE SPACE.

         A. During the initial Term and any renewal thereof, Landlord agrees to lease to Tenant and Tenant accepts the space containing approximately (a) 800 square feet on the ground floor of the Building, (b) 400 square feet on the ground floor of the Building, and 65 square feet on the ground floor of the Building, as shown on EXHIBIT A-5 attached hereto (collectively, the "Storage Space"). However, notwithstanding the foregoing, the portion of the Storage Space described above containing approximately 400 rentable square feet shall not be leased to Tenant until such space becomes available, which is scheduled to occur on or about February 1, 2000. Further, the portion of the Storage Space containing 65 square feet described above is available for lease to Tenant only if Tenant pays Landlord the reasonable cost to install a demising wall and door to separately demise such space. In addition to the Storage Space described above, Tenant shall have an option to lease an additional approximately 800 square feet of storage space, located on the ground floor of the Building as shown on EXHIBIT A-6 attached hereto (the "Option Storage Space") when such Option Storage Space becomes available. Tenant shall exercise the foregoing option as follows: When Landlord informs Tenant that the Option Storage Space is available for lease by Tenant (but prior to leasing the Option Storage Space to any party other than the current occupant of such space or its successors or assigns), Tenant may elect to lease such space, upon the terms and conditions contained in this Section VII (in which event, the Option Storage Space shall be included within the definition of Storage Space hereunder), by providing written notice to Landlord within 7 days after Tenant's receipt of the notice from Landlord. Failure to provide such written notice to Landlord within the 7 day period shall be deemed a waiver of Tenant's option rights with respect to the Option Storage Space. The Storage Space shall be used by Tenant for the storage of equipment, inventory or other non-perishable items normally used in Tenant's business, and for no other purpose whatsoever. Tenant agrees to keep the Storage Space in a neat and orderly fashion and to keep all stored items in cartons, file cabinets or other suitable containers. All items stored in the Storage Space shall be elevated at least 6 inches above the floor on wooden pallets, and shall be at least 18 inches below the bottom of all sprinklers located in the ceiling of the Storage Space, if any. Tenant shall not store anything in the Storage Space which is unsafe or which otherwise may create a hazardous condition, or which may increase Landlord's insurance rates, or cause a cancellation or modification of Landlord's insurance coverage. Without limitation, Tenant shall not store any flammable, combustible or explosive fluid, chemical or substance nor any perishable food or beverage products, except with Landlord's prior written approval. Landlord reserves the right to adopt and enforce reasonable rules and regulations governing the use of the Storage Space from time to time. Upon expiration or earlier termination of this Lease or Tenant's rights under this Section, Tenant shall completely vacate and surrender the Storage Space to Landlord in accordance with the terms of this Lease. Without limitation, Tenant shall leave the Storage Space in the condition in which it was delivered to Tenant, reasonable wear and tear excepted, broom-clean and empty of all personalty and other items placed therein by or on behalf of Tenant.

         B. Tenant shall pay rent for the Storage Space ("Storage Rent") in the sum of $12.00 per square foot, per month, payable in advance on or before the first day of each month of the Term. Any partial month shall be appropriately prorated. Upon each and every anniversary of the Commencement Date during the initial Term and any renewal thereof, the Storage Rent shall increase by 2%, rounded to the nearest dollar, from the rate in effect at the end of the immediately preceding year. All Storage Rent is deemed Rent under this Lease. The Storage Rent shall be payable in the same manner that Base Rent is payable under the Lease.

         C. All terms and provisions of the Lease shall be applicable to this Agreement, including, without limitation, Article XIV (Indemnity and Waiver of Claims) Article XV (Tenant's Insurance), and Article XXI (Limitation of Liability) except that Landlord need not supply air-cooling, heat, water, janitorial service, cleaning, passenger elevator service, window washing or electricity (other than electricity for standard storage space overhead lighting) to the Storage Space and Tenant shall not be entitled to any work allowances, rent credits, expansion rights or renewal rights with respect to the Storage Space unless such concessions or rights are specifically provided for herein with respect to the Storage Space. Other than in connection with, and to the extent of, Landlord's gross negligence and willful misconduct, Landlord shall not be liable for any theft or damage to any items or materials stored in the Storage Space, it being understood that Tenant is using the Storage Space at its own risk. Any default by Tenant under the Lease remaining uncured for a period extending beyond the expiration of any applicable cure period shall be a default under this Section VII; any default by Tenant under this Section VII shall be a default under this Lease; and the provisions of the Lease with respect to Tenant defaults shall apply to any default by Tenant hereunder. The Storage Space shall not be included in the determination of Tenant's Pro Rata Share under the Lease nor shall Tenant be required to pay Expenses or Taxes in connection with the Storage Space.

         D. Tenant agrees to accept the Storage Space in its condition and "as-built" configuration existing on the earlier of the date Tenant takes possession of the Storage Space or the Commencement Date.

         E. At any time and from time to time, Landlord shall have the right to relocate the Storage Space to a new location which shall be no smaller than the square footage of the Storage Space. Landlord shall pay the direct, out-of-pocket, reasonable expenses of such relocation.

         F. If Tenant assigns the Lease or sublets all or any part of the Premises other than to a Permitted Transferee (as described in Article XII of this Lease), Landlord, at its option, may cancel Tenant's rights under this Section VII effective as of 30 days after notice to Tenant. Additionally, notwithstanding anything set forth in Article XII of the Lease to the contrary, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, assign, sublease, transfer or encumber the Storage Space or grant any license, concession or other right of occupancy or permit the use of the Storage Space by any party other than Tenant or a Permitted Transferee.

VIII.    SIGNAGE.

         A. During the initial Term and any extension thereof, and provided that Tenant is leasing and occupying at least 50% of the rentable square feet in the Building, Tenant, at Tenant's sole cost (subject to the Allowance, as described in EXHIBIT
                  D), shall have the following signage rights for its corporate name:

                  1. Subject to governmental approval, Tenant may install an unlighted sign on the exterior Building facade (the "Facade Sign") at the top of the Building, at a location to be determined by Landlord, provided Tenant installs the Facade Sign within 6 months after the Commencement Date. Tenant shall be responsible for all maintenance and repair costs of the Facade Sign. The design, size and color of the Facade Sign and the manner in which it is attached to the Building shall be subject to the approval of Landlord and all applicable governmental authorities. Upon termination of this Lease or Tenant's right to possession of the Premises, Tenant shall remove the Facade Sign, at Tenant's cost, and restore the facade of the Building to the condition it was in prior to installation of the Facade Sign, ordinary wear and tear excepted. During the initial Term and any extension thereof, but subject to the currently existing rights of any tenant under any currently existing leases, and provided Tenant is leasing and occupying at least 50% of the rentable square footage in the Building, Landlord agrees that, unless otherwise required by law, it will not permit any other entity to install its name on the exterior Building facade. However, it is agreed that the foregoing shall not limit Landlord's right to install the names of other entities or individuals on a plaque or similar signage on the Building [i.e., plaques or similar signage which can be read only within a few feet of the signage plaque].

                  2. Subject to governmental approval, and provided Tenant installs such signage on the Monument Signs within 6 months after the Commencement Date, Tenant may install its name on one or both of (a) the Building monument sign located in front of the Building and (b) the building monument sign located at the roadway entrance on Perimeter Center Parkway (collectively, the "Monument Signs"). The design, size and color of Tenant's name on the Monument Signs shall be subject to Landlord's reasonable approval, and Landlord shall have the right to require that all names on the Monument Signs be of the same size and style. Tenant's right to place its name on the Monument Signs, and the location of Tenant's name on the Monument Signs, shall be subject to the existing rights of existing tenants in the Building. Federated Department Stores, the other tenant of the Building, does not have the exclusive rights to include its name or sign on the Monument Signs. Although the Monument Signs will be maintained by Landlord, Tenant shall pay its proportionate share of the cost of any maintenance and repair associated with the Monument Signs. Upon termination of this Lease or Tenant's right to possession of the Premises, Tenant shall remove its name and logo from the Monument Signs, at Tenant's cost, and restore the Monument Signs to the condition they were in prior to installation of Tenant's name and logo thereon, ordinary wear and tear excepted. During the initial Term and any extension thereof, provided Tenant is leasing and occupying at least 50% of the rentable square footage in the Building, Landlord agrees that, unless otherwise required by law, it will not permit more than one other tenant's name to be included on the Monument Signs (i.e. other than Tenant and Landlord) and such other tenant's name shall be included only if such other tenant occupies at least one (1) full floor (whether by size or actual location) in the Building. However, it is agreed that nothing contained herein shall restrict Landlord's ability to comply with any signage requirements or obligations contained in any currently existing leases affecting the Building.

                  Landlord has ordered new Monument Signs to replace the existing Monument Signs. Landlord is willing to work with Tenant to coordinate the installation of Tenant's name on the Monument Signs so that Tenant may avoid the cost of installing its name on the old Monument Signs prior to replacement of same with the new Monument Signs.

         B. If Tenant leases or occupies less than 50% of the rentable square feet in the Building, Landlord shall have the right
                  (i) to require Tenant to remove the Facade Sign, at Tenant's cost (or if Tenant fails to remove such signage within 30 days after written request from Landlord, then Landlord may remove such signage and Tenant shall pay Landlord all costs related thereto, as Additional Rent, within 30 days after demand therefor), and (ii) to remove Tenant's name from the Monument Signs, at Tenant's cost, payable as Additional Rent, within 30 days after demand therefor.

         C. The rights provided in this Section VIII shall be non-transferable unless otherwise agreed by Landlord in writing.

IX.      ENVIRONMENTAL MATTERS

         A. Landlord represents, to the best of its knowledge, that the Premises are free of Hazardous Materials (as defined below) in amounts and conditions which pose danger to human beings or in violation of applicable environmental laws.

         B. Tenant shall not use, generate, manufacture, store or dispose of, on or about the Premises, or transport to or from the Premises, any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or any related materials or substances, including, without limitation, any substance defined as or included in the definition of "hazardous substances" under any applicable federal, state or local law, regulation or ordinance (collectively, "Hazardous Materials").

         C. Notwithstanding the provisions of this Section IX, Tenant and Landlord shall have the right to use, generate and store on the Premises and the Building, and transport to and from the Premises and the Building, those Hazardous Materials which are generally used in the ordinary course in first class office buildings; provided, however, that Tenant's and Landlord's use, generation, storage and transport thereof is in compliance with all applicable federal, state and local laws, regulations and ordinances.

         D. Promptly, upon either Landlord's or Tenant's obtaining actual knowledge thereof, such party shall immediately notify the other party in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened with respect to Hazardous Materials pursuant to any applicable federal, state or local law, ordinance or regulation, and (ii) all claims made or threatened by any third party against Landlord, Tenant, or the Premises relating to any damage, loss or injury, whether to person or property, resulting from the Hazardous Materials.

X. ASBESTOS DISCLOSURE. Tenant acknowledges that it has previously been informed by Landlord that asbestos containing materials are located in the Building and, prior to performing any improvements or alterations in the Premises or any other portion of the Building, Tenant must comply with Landlord's operations and maintenance plan and manual and the procedures contained therein regarding the containment or removal of any asbestos containing materials from the Building. A copy of the "Report of Survey, Sampling and Evaluation for Asbestos-Containing Materials" for the Building dated February, 1999, prepared by Law Engineering and Environmental Services, Inc., as Law Project No. 50140-8-2166-01-606 (the "Asbestos Report") has previously been delivered to Tenant. The Asbestos Report contains a summary of the location of the asbestos containing materials in the Building.

XI.      GENERATOR.

         A. During the initial Term and any renewal thereof, Tenant shall have the right to install a supplemental generator (the "Generator") to provide emergency additional electrical capacity to the Premises. The Generator shall be placed at a location at the Property designated by Landlord (the Generator Location"). However, Tenant's right to install the Generator shall be subject to Landlord's reasonable approval of the manner in which the Generator is installed, the manner in which any cables are run to and from the Generator to the Premises and the measures that will be taken to eliminate any vibrations or sound disturbances from the operation of the Generator. Landlord shall have the right to require (at the time Landlord approves the plans for the Generator and installation thereof or within 30 days after installation of the Generator) an acceptable enclosure (e.g. wood fencing and landscaping) to hide or disguise the existence of the Generator and to minimize any adverse effect that the installation of the Generator may have on the appearance of the Building and Property. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Generator. Tenant shall also be responsible for the cost of all utilities consumed in the operation of the Generator. Notwithstanding anything herein to the contrary, if Tenant does not install the Generator on or before 6 months after the Commencement Date or if Tenant, after installation, removes the Generator from the Generator Location for reasons other than the repair and replacement of the Generator, Tenant's right to install the Generator and to use the Generator Location shall be null and void.


         B. Tenant shall be responsible for assuring that the installation, maintenance, operation and removal of the Generator will in no way damage the Building or Property. Tenant agrees to be responsible for any damage caused to the Building or Property in connection with the installation, maintenance, operation or removal of the Generator and, in accordance with the terms of Article XIV of the Lease, to indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, agents and mortgagees (collectively, the "Landlord Related Parties") harmless from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties in connection with the installation, maintenance, operation or removal of the Generator and its appurtenances, including, without limitation, any environmental and hazardous materials claims.

         C. Tenant shall be responsible for the installation, operation, cleanliness, maintenance and removal of the Generator and appurtenances, all of which shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the termination of the Lease. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the Generator and appurtenance were attached. Such maintenance and operation shall be performed in a manner to avoid any unreasonable interference with any other tenants or Landlord. Tenant agrees to maintain the Generator, including without limitation, any enclosure installed around the Generator, in good condition and repair. Tenant shall be responsible for performing any maintenance and improvements to any enclosure surrounding the Generator so as to keep such enclosure in good condition.

         D. Tenant, upon prior notice to Landlord and subject to the reasonable rules and regulations enacted by Landlord, shall have unlimited access to the Generator and its surrounding area for the purpose of installing, operating, repairing, maintaining and removing the Generator.

         E. Tenant shall only test the Generator before or after Normal Business Hours and upon prior notice to Landlord.

XII.     SUPPLEMENTAL HVAC UNITS.

         A. Tenant, as part of the Initial Alterations, shall install one or more (as required pursuant to Section IX.D. or other provisions of this Lease) air-cooled stand alone package heating, ventilation and air conditioning system in the Premises (the

                  "Package Unit(s)"). Alternatively, or in addition to the foregoing, Tenant may utilize any existing supplemental HVAC units currently located in the Premises, although Landlord makes no representation or warranty as to the condition of any such existing units and Tenant acknowledges that such units are being made available in their "as is" condition and Tenant will be using any such existing units solely at its own risk. The Package Unit(s) installed by Tenant and any existing supplemental HVAC units utilized by Tenant collectively are called the "Supplemental HVAC Units". The type and design of any Package Units to be installed by or on behalf of Tenant shall be subject to the prior approval of Landlord. Also, the location of the Supplemental HVAC Units within the Premises, the manner in which the Supplemental HVAC Units will be vented, and the manner in which the Supplemental HVAC Units will access outside air shall also be subject to Landlord's prior approval.

         B. Tenant shall be responsible for the cost of all electricity consumed in connection with the operation of such Supplemental HVAC Units and for the cost of installing a submeter to measure such electrical consumption. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect, a contract (the "Service Contract") for the service, maintenance, repair and replacement of the Supplemental HVAC Units with a HVAC service and maintenance contracting firm reasonably acceptable to Landlord. Tenant shall follow all reasonable recommendations of said contractor for the maintenance, repair and replacement of the Supplemental HVAC Units. The Service Contract shall provide that the contractor shall perform inspections of the Supplemental HVAC Units at intervals of not less than 3 months and that having made such inspections, said contractor shall furnish a complete report of any defective conditions found to be existing with respect to the Supplemental HVAC Units, together with any recommendations for maintenance, repair and/or replacement thereof. Said report shall be furnished to Tenant with a copy to Landlord. Upon the expiration or earlier termination of this Lease, Tenant shall have the right to remove the Supplemental HVAC Units purchased by Tenant, and, to the extent required by Landlord pursuant to Article VIII of this Lease, Tenant shall be obligated to remove all such Supplemental HVAC Units purchased by Tenant from the Premises in accordance with
                  Article VIII of this Lease.

XIII.    SHORT TERM RENEWAL OPTION.

         A. Tenant, provided it is not in default beyond any applicable notice and cure periods, and has not sublet the Premises or assigned this Lease other than to a Permitted Transferee, shall have the one time right to extend the Term (the "Short Term Renewal Option"), as such Term may have been previously extended, for a period of up to 2 months. Such Short Term Renewal Option shall be exercised by providing written notice (the "Short Term Renewal Notice") to Landlord on or before 120 days prior to the Termination Date, as same may have been previously extended. Tenant's Short Term Renewal Notice must specify the number of days that Tenant desires to extend the Term (the "Desired Short Term Extension Period"), but shall be no more than the permitted maximum extension period described above in this Section XIII.A.

         B. If Tenant properly exercises its Short Term Renewal Option, then the Term shall be deemed extended commencing on the day following the Termination Date, as same previously may have been extended, and ending on the last day of the Desired Short Term Extension Period (the "Short Term Renewal Term"). The Base Rent rate per rentable square foot for the Premises during the Short Term Renewal Term shall equal 102% of the Base Rent rate per rentable square foot for the Premises in effect during the month of the Term immediately preceding the commencement of the Short Term Renewal Term.

         C. Tenant shall pay Additional Rent for the Premises during the Short Term Renewal Term in accordance with the terms of this Lease.

         D. If Tenant is entitled to and properly exercises its Short Term Renewal Option, Landlord, at its option, shall prepare an amendment (the "Short Term Renewal Amendment") to reflect changes in the Base Rent, Term, Termination Date and other appropriate terms. Tenant shall execute and return such Short Term

                  Renewal Amendment to Landlord within 15 days after Tenant's receipt thereof from Landlord, but an otherwise valid exercise of the Short Term Renewal Option shall be fully effective whether or not the Short Term Renewal Amendment is executed.

XIV.     MISCELLANEOUS.

         A. Health Club Facility. Subject to governmental approval, and provided no zoning changes are required to accommodate same, subject to the following regarding zoning matters, Tenant, at its cost, shall be permitted to install a health club facility in the Premises for the sole and exclusive use of Tenant, its permitted successors and assigns, and the employees of Tenant, and its permitted successors and assigns. All plans and specifications for the health club facility shall be subject to Landlord's approval. Tenant shall be responsible for any additional charges or costs incurred by Landlord or the Building charges as a result of the health club facility, including, without limitation, any increase in energy costs, Taxes or insurance. All zoning variances or special use permits required to enable Tenant to install a health club facility as described herein shall be subject to Landlord's reasonable approval. Landlord agrees to reasonably cooperate with Tenant, at no cost to Landlord, in connection with any zoning variances or special use permits which Tenant may be required to obtain in order to install the health club facility. However, in no event shall Landlord be required to consent to any zoning changes, variances, special use permits or any other zoning modifications which, in Landlord's judgment, may adversely impact the current zoning classification of the Building or Landlord's ability to operate the Building as an office building.

         B. Food Service. Currently, another tenant in Building 223 (defined in Section III of this EXHIBIT E) has contracted separately with a food service provider to operate a food service facility in Building 223. Currently, the food service facility is open to the public. If the quality of the food service in such facility decreases such that it is less than what Tenant deems satisfactory, Landlord agrees, upon request of Tenant, to discuss with the tenant that contracted with the food service provider possible ways (without cost or liability to Landlord or such other tenant) in which the quality of the food service available to the public may be increased or otherwise improved. Landlord shall keep Tenant informed of discussions.

XV.      SELF HELP AND SET OFF RIGHTS.

         A. Required Action. Except in the case of fire or other casualty (in which case Article XVII of the Lease will control) and in addition to, and not in lieu or reduction of, Tenant's rights and remedies hereunder, if (i) Tenant provides written notice (the "Repair Notice") to Landlord of a water leak in the Premises caused by a problem with the roof of the Building or leakage around the windows in the Premises, (ii) such leakage is to such a degree that Tenant is unable to use (and actually is not using) a substantial portion of its Premises (which in the case of a roof leakage, shall mean that Tenant is unable to use, at a minimum, a substantial portion of the floor of the Premises closest to the roof), or such leakage is substantially disrupting the use of a substantial portion of the Premises or threatening damage to Tenant's computer or data facilities in the Premises, (iii) the leakage is a problem falling within Landlord's repair obligations under this Lease, as more specifically described in Section IX.B. of this Lease) (a "Required Action"), and (iv) Landlord fails to cure the leakage problem within 60 days after Landlord's receipt of the Repair Notice from Tenant (or within such additional time thereafter as may be required to cure such leak if such leak cannot be cured within such 60 day period so long as Landlord commences such cure within the 60 day period and diligently pursues all necessary steps required for such cure and periodically provides Tenant with evidence that Landlord is diligently pursuing such cure), then Tenant may (but shall not be obligated to) proceed to take the Required Action, pursuant to the terms of this Lease, and, at least 10 days prior to commencing any such Required Action, shall deliver a second written notice to Landlord specifying that Tenant is about to take the Required Action (the "Second Notice").

         B.       Restrictions on Action.

                  1. Any such Required Action taken by Tenant in accordance with this Section shall be contracted for only through Landlord's contractors that provided any then outstanding warranties with respect to the roof or windows in the Building, as applicable, or, if none, then through contractors that will not adversely impact any warranties affecting the Building. Any work performed by Tenant or its contractors in connection with the Required Action shall be performed in a manner so as to impact as little as possible any warranties affecting the Building. If any such work by Tenant or its contractors will void any warranties affecting the Building, then Tenant shall not be permitted to take the Required Action, unless approved by Landlord in writing, which approval shall not be unreasonably withheld, conditioned or delayed.

                  2. To the extent any Required Action by Tenant adversely affects the warranties affecting any portion of the Building, including any warranties affecting the roof or windows in the Building, then Tenant shall be directly responsible for any increased costs Landlord may actually incur in connection therewith.

                  3. If any Required Action will affect the Common Areas of the Building, any structure of the Building (other than the roof or the windows, and then only to the extent absolutely necessary for Tenant to carry out the Required Action in order to cure the leak in the roof or in the windows), the main Building systems that service other occupants of the Building (specifically including fire and life safety systems) as opposed to merely the distribution of such main Building systems within Tenant's Premises, the structural integrity of the Building, the exterior appearance of the Building, or any other tenant's leased space, Tenant shall not be permitted to take the Required Action.

         C. Not Applicable to Original Landlord. The rights of Tenant described in this Section XV shall not be available so long as the Landlord originally named hereunder, any affiliates of such Landlord, or any successor to such Landlord by merger or purchase of Landlord (as opposed to purchase of the assets of Landlord) is acting as the Landlord hereunder. As used herein, "an affiliate of Landlord" shall mean any entity controlling, controlled by or under common control with Landlord.

         D. Reimbursement for Action. If any Required Action is taken by Tenant pursuant to the terms of this Section XV, then Landlord shall reimburse Tenant for its reasonable and documented third party out of pocket costs and expenses incurred in taking the Required Action, up to a maximum sum equal to two month's Base Rental for the Premises at the then current rate under this Lease, within 30 days after receipt by Landlord of an invoice from Tenant which sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking the Required Action on behalf of Landlord (the "Repair Invoice"). If Landlord does not reimburse Tenant for a properly presented Repair Invoice within 30 days of receipt, then Tenant may deduct from the next Rent payable by Tenant under this Lease, the amount set forth in the Repair Invoice, up to the maximum amount permitted under this Section XV.D (the "Offset Right"). Tenant shall provide such backup materials and access to books and records as Landlord shall reasonably require to verify Tenant's actual costs of taking the Required Action. Notwithstanding the foregoing provisions of this paragraph to the contrary, if Landlord delivers to Tenant within 30 days after receipt of the Repair Invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reason for its claim that the Required Action did not have to be taken by Landlord pursuant to the terms of this Lease or that Tenant breached the terms of this Section XV or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to deduct such amount from Rent, but the dispute may be submitted to a court of competent jurisdiction in accordance with the terms of this Lease for resolution and, if resolved in Tenant's favor, Tenant shall be entitled to deduct such amount, plus any reasonable court costs and expenses and attorneys' fees allowable under this Lease.



         IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the day and year first above written.



                             LANDLORD:

                             EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY

                             By: EOP Operating Limited Partnership, a Delaware
                                 limited partnership, its sole member

                                 By: Equity Office Properties Trust, a Maryland
                                     real estate investment trust, its managing
                                     general partner

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------



                             TENANT:

                             NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP

                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                                                                       EXHIBIT F

                              HVAC SPECIFICATIONS


PERIMETER 219 HVAC DESIGN CRITERIA:

The HVAC equipment maintains conditions based upon Georgia Energy Code and the local conditions specified in the 1981 edition of ASHRAE Handbook of
Fundamentals:

SUMMER: 78(degree)F at 50% relative humidity interior, based upon outside conditions of 92(Degree)F dry bulb and 74(Degree)F wet bulb.

WINTER: 68(degree)F interior based upon outside conditions of 17(Degree)F dry bulb.

This criteria is based upon the building standard usage of electricity and lighting and is based upon a maximum of 150 square feet occupied per person.

                                                                       EXHIBIT G

                            CLEANING SPECIFICATIONS


I.       NIGHT CLEANING SPECIFICATIONS.

         A.       TENANT SPACES.

                  1.       Daily - five nights each week.

                           a. Waste Baskets - empty and wipe clean. Only trash placed in waste baskets or clearly marked "Trash" removed.

                           b. Desk and Table Tops - remove dust with treated cloth or lambswool duster. Dry wipe glass tops. Do not use furniture polish. Desk must be reasonably clear or all personal articles to be dusted. No personal article will be moved to dust around.

                           c.       Non-Carpeted Floors - sweep and damp mop.

                           d.       Carpeted Floors - vacuum/spot clean.

                           e.       Wash Basins - clean and sanitize.

                           f. Drinking Fountains - clean, polish and sanitize. Scrub spout with wire brush.

                           g. Breakrooms - Damp wipe counter tops, cabinets, fronts of appliances and sink. Spot clean walls. Damp mop floors. Reset furniture.

                           h. Conference Room Tables - Dry wipe for fingerprints and dust.

                  2.       Semi-Weekly - two nights each week.

                           a.       Files and Shelves - dust.

                           b. Interior Building Surfaces - dust within reach of attendant with lambswool extension duster.

                           c. Interior Glass Panels and Door Frames - spot clean, wash overall as often as needed.

                           d. Interior Vertical Walls and Woodwork - spot clean.

                           e.       Vinyl or Plastic Chair Pads - dust.

                  3.       Weekly - one night each week.

                           a.       Pictures/Wall Hangings - dust.

                           b.       Louvered Doors/Interior Shutters - dust.

                           c.       Office Furniture - dust within reach.

                           d.       Carpeted Floors - detail vacuum (edge).

                           e.       Vinyl Tile Floors - spray buff.

                           f.       Cove Base - damp wipe.

                           g.       Light Switches - remove fingerprints.

                           h. Dust chairs including chair legs. Re-set chairs under tables.

                           i.       Deskside and intermediate recycling
                                    containers - empty.

                  4.       Monthly - one night each month.

                           a.       Blinds - remove dust with treated cloth.

                           b.       Vinyl Tile Floors - strip and re-wax.

                           c. Ceiling and Corners - dust within reach of telescopic duster.

                  5.       Quarterly - one night every three months.

                           a.       Drapes - dust within reach.

                           b. Ceiling Vents, Vertical Surface, High Moldings, Cornice and Overhead Pipes vacuum and remove dust within reach.

                           c.       Upholstered Furniture - remove dust and
                                    debris.

                  6.       Annual - one night every twelve months.

                           a. Light Fixture (fluorescent, flush type) - dust.

                           b.       Recessed Light - dust and wipe lens down.

                           c. Waste Receptacles - metal and plastic receptacles washed and sanitized; wood receptacles sprayed with disinfectant and wiped clean.

         B.       CORRIDORS.

                  1.       Daily - five nights a week.

                           a.       Carpets - vacuum.

                           b. Non-carpeted Floors - sweep and damp mop. Remove spills.

                           c.       Janitor Sinks - clean and sanitize.

                           d. Doors - clean. Wipe down push plates, pull plates and kick plates.

                           e. Damp Mopping - in areas of construction or elsewhere, if needed.

                           f. Ash Urn/Trash Receptacles - remove waste. Wipe interior and exterior surfaces.

                           g.       Drinking Fountains - clean and sanitize.

                           h.       Building Surfaces - spot clean.

                  2.       Semi-Weekly - two nights a week.

                           a. Vertical Surfaces - dusted within reach of telescopic duster.

                           b.       Elevator and Standard Doors - wipe down.

                  3.       Weekly - one night each week.

                           a.       Cove Base - damp wipe down.

                           b.       Carpeted Floors - detail vacuum (edge).

                           c.       Vinyl Tile Flooring - spray buff.

                  4.       Monthly - one night each month.

                           a.       Janitor Closets - sweep and mop.

                           b.       Mechanical Rooms - sweep and mop.

                           c.       Waste Receptacles - wash and sanitize.

                           d.       Vinyl Tile Flooring - strip and re-wax.

                  5.       Quarterly - one night every three months.

                           a. Fabric Walls - spot clean with dry powder or extract.

         C.       RESTROOMS.

                  1.       Daily - five nights each week.

                           a.       Trash - remove waste and clean receptacle.

                           b. Tile Floors - sweep and mop with germicidal disinfectant.

                           c.       Carpeted Floors - vacuum area including
                                    vestibule.

                           d. Wash Basin/Urinals/Commodes - clean, sanitize and descale.

                           e.       Shelving/Dispensers/Chrome
                                    Dispensers/Chrome Fixtures - damp wipe.

                           f. Sanitary Napkin Receptacles - empty, clean and disinfect. Replace liner.

                           g. Partitions - dust tops and sides. Damp wipe clean.

                           h. Towel/Tissue Receptacles - replenish with materials specified by property management. Replace towels or tissues when receptacle is 3/4 empty. Rolls should feed over the top. No extra rolls left in stall.

                           i. Fitting/Supply Pipes/Brightwork - clean and polish.

                           j.       Walls - spot clean with germicidal
                                    disinfectant.

                           k.       Mirrors - clean.

                           l.       All Surfaces - remove dust.

                           m. Doors - clean and wipe down push plates, pull plates and kick plates.

                  2.       Weekly - one night each week.

                           a.       Floor Drains - flush with water and
                                    disinfectant.

                           b.       Exhaust Fan - remove dust.

                           c.       Doors - dust frames.

                           d.       Partitions - clean and polish hinges.

                           e.       Light Switches - remove fingerprints.

                  3.       Monthly - one night each month.

                           a.       All Floors - machine scrub tiles and grout.

                           b.       Walls - wash with a germicidal
                                    disinfectant.

                  4.       Quarterly - one night every three months.

                           a. White Grout Floors - bleach with sodium hydrochloric solution.

         D.       ELEVATORS.

                  1.       Daily - five nights each week.

                           a.       Carpets - detail vacuum (edge).

                           b. Walls/Trim/Doors - wipe clean, remove dust and fingerprints from interior and exterior surfaces.

                           c. Floor Tracks - vacuum and wipe clean; brush and polish tracks and saddles.

                           d.       Call Panel - wipe clean, remove
                                    fingerprints.

                  2.       Weekly - one night each week.

                           a.       Clean ceilings and lamps.

                           b.       Clean exterior doors.

         E.       LOBBY.

                  1.       Daily - five nights each week.

                           a.       Carpets - vacuum.  Spot clean.

                           b. Stairs - at building entrances - sweep and spot clean.

                           c. Non-Carpeted Floors - sweep and damp mop. Vacuum and shake out mats.

                           d. Doors - clean. Wipe down pull plates, push plates and kick plates.

                           e.       Handrails - damp wipe.

                           f.       Interior and Exterior Ash Urn/Trash
                                    Receptacles - remove waste. Wipe interior and exterior surfaces.

                           g. Building Surfaces and Furniture - remove dust with lambswool duster.

                           h. Directory Boards/Kiosks - remove dust and fingerprints.

                  2.       Weekly - one night each week.

                           a.       Janitor Closets - sweep and mop.

                           b.       Vinyl Tile flooring - spray buff.

                           c.       Formica Surfaces - damp wipe.

                           d.       Cove Base - damp mop.

                           e.       Carpets - detail clean (edge).

                           f.       Building Entrance - clean threshold.

                  3.       Monthly - one night each month.

                           a. Waste Receptacles - clean/sanitize interior and exterior.

                           b.       Vinyl Tile Flooring - strip and re-wax.

                           c.       Clean marble surface as directed by
                                    property management.

         F.       BUILDING STAIRWAYS AND LANDINGS.

                  1.       Daily - five nights each week.

                           a.       Stairs - remove trash.

                           b.       Stairway Landings - sweep/vacuum.

                           c. Doors - clean. Wipe down push plates, pull plates and kick plates.

                  2.       Weekly - one night each week.

                           a. Stairs - scrub stairs and stair corners and/or mop surfaces.

                  3.       Monthly - one night each month.

                           a.       Stairs - scrub stairs and stair corners.

         G. RETAIL. Night staff will make best efforts to clean space prior to tenants close of business.

         H.       PATIOS/SIDEWALKS.

                  1.       Daily - five nights each week.

                           a. Police for trash - all areas including planting beds and along curbs.

                           b.       Empty trash receptacles and ash urns.

                           c.       Straighten furniture.

                           d.       Remove gum.

                           e.       Services performed as necessary.

                           f.       Steam and/or pressure wash pavers.

                           g.       Clean/wash fountains, chairs and trash
                                    receptacles.

         I.       LOADING DOCK AREA.

                  1.       Daily - five nights each week.

                           a. Keep dumpster and surrounding area free of debris, water and oil.

                           b. Maintain all ramps and stairs free of debris and spills.

                  2.       Weekly - one night each week.

                           a.       Hand or machine scrub dock, ramps and
                                    stairs.

                           b.       Clean handrails.

                  3.       Monthly - one night each month.

                           a.       Machine scrub or pressure wash parking
                                    area.

                           b.       Remove gum.

         J.       SECURITY CONSOLE/CONTROL CENTER (IF APPLICABLE).

                  1.       Daily - five nights each week.

                           a. Area to be kept clean and spotless at all times.

                           b. All furniture, fixtures, glass, doors, thresholds, etc. to be cleaned and polished.

                           c. Computer equipment and alarm boards are not to be touched without approval of property management and only with the supervision of building engineer.

II.      DAYPORTER RESPONSIBILITIES.

         A.       DAILY.

                  1. Pick up trash throughout grounds, including parking lots, park entrances and picnic areas. Clean trash from tree grates and planters.

                  2. Police stairtowers, corridors and loading dock for trash, debris, cigarette butts, door props, etc.

                  3. Police all restrooms, stairtowers, vacant spaces, lobbies and corridors for burned out bulbs (fixtures and exit lights) and for stained ceiling tiles.

                  4. Sweep/vacuum all entrance plazas, exterior stairwells, garages, etc.

                  5. Inspect restrooms. Re-stock supplies as necessary. Clean counters. Compact trash or replace trash bags as necessary.

                  6. Clean perimeter door glass, inside and out; polish door handles.

                  7. On all floors, remove cigarette butts and trash from elevator lobby ashtrays. Replace sand as necessary.

                  8. At all building entrances, remove cigarette butts and trash from ashtrays. Replace sand as necessary.

                  9. Wipe off equipment and mirrors in health clubs and pick up trash.

                  10. Check and clean conference rooms twice daily. Clean kitchen area including dishes (if applicable).

                  11. Clean smoking room (if applicable) and empty trash cans and ashtrays (if applicable).

                  12. Clean janitorial closets and organize their contents as necessary.

                  13. Add or replace air freshener products as needed, with product to be supplied by property manager.

         B.       WEEKLY.

                  1. Check stairwells inside once each week and parking deck stairwell twice each week. Dust and pick up trash as needed.

         C.       MONTHLY.

                  1. Pressure wash (equipment provided by property manager) sidewalks, entrance plazas, parking garage areas, exterior stairs, etc., as required by property manager.

                  2. Inspect all restrooms. Test all fixtures and dispensers and make repair list for faucets, soap dispensers, toilet tissue dispensers, toilets, wall covering, door closures, etc.

         D.       AS NEEDED.

                  1. Respond to tenant calls or work-orders, particularly for the following typical requests: lock-outs; extra trash/recycling pick-up; toilet/sink clogs and related clean-ups; light bulb replacements (when property manager's staff is not available); special vacuuming for meetings; follow-up on items not finished by night cleaners; errand-running; memo delivery.

                  2. Lay calcium chloride on sidewalks (foul weather only).

                  3. Perform special projects as directed by property manager from time to time.

                  4. Vacuum lobby and elevator carpets and walk-off mats; put out "Caution: Wet Floor" signs when it rains. Clean entrance doors, side glass and ash urns. Shine all metal surfaces as necessary.

                  5. Sweep and/or damp mop granite, ceramic and other non-carpeted common area flooring as necessary, particularly after it rains.

                  6. Remove trash, debris and dead leaves from planter bed areas in lobbies.

                  7.       Clean glass on lobby directory.

                  8. Remove fingerprints from and polish as necessary all brushed or polished chrome and brass finishes on doors, around elevators, and inside elevators on lobby level; polish lobby handrails.

                  9.       On all floors, spot vacuum corridor carpets.

                  10. Perform special projects as directed by property manager or Contractor from time to time.

         E.       WINDOW WASHING.

                  1.       Exterior Windows:  Twice each calendar year.
                  2.       Interior Windows:  Once each calendar year.

                                                                       EXHIBIT H

            NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT


         THIS AGREEMENT is made and entered into this _____ day of ______, 19__, by and among METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION (hereinafter called the "Lender"), NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP (hereinafter called the "Tenant") and EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY (hereinafter called the "Landlord").


                                   WITNESSETH


         WHEREAS, on ________________ Landlord entered into and delivered that certain Deed to Secure Debt and Security Agreement in favor of Lender recorded in Deed Book ______, Page ______ Records of ______________ County, Georgia (said Deed to Secure Debt and Security Agreement being hereinafter called the "Security Deed"), conveying the property described therein, which is located at _____________________________________, ________________ County, Georgia and
commonly known as _________________________, to secure the payment of the indebtedness described in the Security Deed;

         WHEREAS, Landlord and Tenant made and entered into that certain Lease, dated _________________________, 19__, with respect to certain premises therein described, known as __________________ (said Lease being hereinafter called the "Lease"; said premises being hereinafter called the "Leased Premises"); and

         WHEREAS, the parties hereto desire to enter into this Non-Disturbance, Attornment and Subordination Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants hereinafter set forth, Lender, Tenant and Landlord hereby covenant and agree as follows:

         1. Non-Disturbance. So long as no default exists, nor any event has occurred which has continued to exist for such period of time (after notice, grace or cure periods, if any, required by the Lease) as would entitle the lessor under the Lease to terminate the Lease or would entitle such lessor to dispossess the lessee thereunder, the Lease shall not be terminated, nor shall such lessee's use, possession or enjoyment of the Leased Premises be interfered with nor shall the leasehold estate granted by the Lease be affected in any other manner, in any exercise of the power of sale contained in the Security Deed, or by any foreclosure or any action or proceeding instituted under or in connection with the Security Deed or in case the Lender takes possession of the property described in the Security Deed pursuant to any provisions thereof, unless the lessor under the Lease would have had such right if the Security Deed had not been made, except that the person or entity acquiring the interest of the lessor under the Lease as a result of any such action or proceeding, and the successors and assigns thereof (hereinafter called the "Purchaser") shall not be (a) liable for any act or omission of any prior lessor under the Lease of which Lender has not received notice and the opportunity to cure from Tenant; or (b) subject to any offsets or defenses which the lessee under the Lease might have against any prior lessor under the Lease of which Lender has not received notice and the opportunity to cure from Tenant; or
                  (c) bound by any base rent, percentage rent or any other payments which the lessee under the Lease might have paid for more than the current month to any prior lessor under the Lease; or (d) bound by any amendment or modification of the Lease made without Lender's prior written consent, if such consent is required pursuant to the terms of the Security Deed; or (e) bound by any consent by any lessor under the Lease to any assignment of the lessee's interest in the Lease made without also obtaining Lender's prior written consent (to the extent such consent may be required under the Lease), if such consent is required pursuant to the terms of the Security Deed.

         2. Attornment. If the interests of the lessor under the Lease shall be transferred by reason of the exercise of the power of sale contained in the Security Deed, or by any foreclosure or other proceeding for enforcement of the Security Deed, the lessee thereunder shall be bound to the purchaser under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Purchaser were the lessor under the Lease, and Tenant, as lessee under the Lease, does hereby attorn to the Purchaser, including the Lender if it be the Purchaser, as its lessor under the Lease. Said attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Purchaser to the interest of the lessor under the Lease. The respective rights and obligations of Purchaser and of the lessee under the Lease upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth in the Lease except as otherwise expressly provided herein.

         3. Subordination. Subject in all respects to the provisions of Paragraph 1 hereof, Tenant hereby subordinates all of its right, title and interest as lessee under the Lease to the right, title and interest of the Lender under the Security Deed and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Security Deed and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Deed.

         4. Notice of Default by Lessor. Tenant, as lessee under the Lease, hereby covenants and agrees to give Lender written notice properly specifying wherein the lessor under the Lease has failed to perform any of the covenants or obligations of the lessor under the Lease, simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within 30 days after receipt by Lender of such notice (or within such additional time as is reasonably required to correct such default not to exceed 120 days) to correct or remedy or cause to be corrected or remedied, each such default before the lessee under the Lease may take any action under the Lease by reason of such default. Such notices to Lender shall be delivered in duplicate to:

                  Metropolitan Life Insurance Company
                  One Madison Avenue
                  New York, New York  10010
                  Attn:  Executive Vice President Real Estate Investments

                  and

                  Metropolitan Life Insurance Company
                  303 Perimeter Center North
                  Suite 600
                  Atlanta, Georgia  30346
                  Attn:  Vice President

                  or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant at the Leased Premises or to such other address as may be designated by written notice from Tenant to Lender.

         5. No Further Subordination. Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of lessee under the Lease to any Lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of lessee's interest under the Lease without first obtaining the prior written consent of Lender shall be null and void.

         6. As to Landlord and Tenant. As between Landlord and Tenant, Landlord and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

         7. As to Landlord and Lender. As between Landlord and Lender, Landlord and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Security Deed.

         8. Title of Paragraph. The titles of the paragraphs of this agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

         9. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

         10. Provisions Binding. The terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord or Lender to an assignment by Tenant, but has reference only to those instances in which the lessor under the Lease and Lender shall have given written consent to a particular assignment by Tenant thereunder.



         IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals as of the day, month and year first above written.



As to Tenant:                             TENANT:

Signed, sealed and delivered              -------------------------------------
in the presence of:

                                          -------------------------------------
-------------------------------------     By:
Unofficial Witness                           ----------------------------------
                                          Its:
                                              ---------------------------------


------------------------------------
Notary Public


           [NOTARIAL SEAL]


Commission Expiration Date:

-------------------------------

As to Landlord:                          LANDLORD:

Signed, sealed and delivered              -------------------------------------
in the presence of:

                                          -------------------------------------
-------------------------------------     By:
Unofficial Witness                           ----------------------------------
                                          Its:
                                              ---------------------------------


------------------------------------
Notary Public


           [NOTARIAL SEAL]


Commission Expiration Date:

-------------------------------



As to Lender:                             LENDER:

Signed, sealed and delivered              METROPOLITAN LIFE INSURANCE
in the presence of:                       COMPANY, A NEW YORK CORPORATION


------------------------------------      -------------------------------------
Unofficial Witness                        By:      Robert P. Edwards
                                          Its:     Assistant Vice President


------------------------------------
Notary Public


           [NOTARIAL SEAL]


Commission Expiration Date:

--------------------------------

                                                                       EXHIBIT I

                               GUARANTY OF LEASE

         FOR VALUE RECEIVED and in consideration for and as an inducement to EOP-PERIMETER CENTER, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") to lease certain real property to NOVA GEORGIA SERVICES, L.P., A GEORGIA LIMITED PARTNERSHIP, as tenant ("Tenant"), pursuant to a lease dated ________, _____ (the "Lease") by and between Landlord and Tenant, the undersigned, NOVA CORPORATION, A DELAWARE CORPORATION ("Guarantor"), does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Rent (as such term is defined in the Lease) payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

         The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned expressly waives the right to require Landlord to take action against Tenant as provided for in O.C.G.A. 10-7-24 (Michie 1981, as amended or hereafter amended). The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

         The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

         Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party. If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Lease.



ATTEST/ WITNESS:                    GUARANTOR:


                                       NOVA CORPORATION, A DELAWARE CORPORATION


                                       By:
--------------------------------          -------------------------------------

Name (print):                          Name:
            --------------------            -----------------------------------
                                       Title:
--------------------------------             ----------------------------------

Name (print):
             -------------------



STATE OF                   )
         -----------------
                                            ) SS
COUNTY OF                  )
          ----------------

         BE IT REMEMBERED, that on the ____ day of ___________, 19__, before me, a Notary Public in and for said County personally appeared __________________________ _____________________________, by
__________________, its ___________ President, the GUARANTOR in the foregoing GUARANTY who acknowledged that the signing thereof was the duly authorized act and deed of said corporation and his free and voluntary act and deed as said officer for the uses and purposes therein mentioned.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year first above written.


                                                -------------------------------
                                                         Notary Public

My Commission Expires:
                      ------------------------


                                      I-2